UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

April 30, 2014

Dear Shareholders:

The past six months has been a period marked by two disparate market environments. The final two months of 2013 were indicative of a “risk on” bullish rally that was fueled by improved confidence regarding the global economy, the U.S. political environment, and the Federal Reserve’s ability to gradually reduce monetary stimulus via Quantitative Easing (QE) tapering. However, as soon as the calendar turned to 2014, pessimism returned and the market corrected. The investing landscape has thus become more tenuous. However, we believe the new environment favors Westwood’s conservative, fundamental research driven style.

During the final two months of 2013, investors found comfort in the Federal Reserve’s plan to slowly reduce monetary stimulus, which allowed long term interest rates to stabilize. In addition, a potential U.S. debt default was avoided as a political agreement was reached that postponed, and ultimately settled, the current debt battle. Strong 3Q13 corporate earnings, and improved U.S. and global growth indicators also buoyed sentiment. The nomination of Janet Yellen to be the next chairman of the Federal Reserve was also positively received, in that she is expected to maintain the accommodative monetary policy stance put in place by Ben Bernanke. Stocks produced robust gains and the market, as measured by the S&P 500 index, reached an all-time high at year-end.

As 2014 began, concerns about the global impact of weakening Emerging Market (EM) economies quickly began to erode investor confidence. Renewed fears about the potential negative impact of QE tapering on EM capital flows, as well as increasing evidence of a slowdown in China’s economic growth, resulted in equity market corrections across the globe. In addition, the 10-year Treasury bond rallied, and the yield subsequently fell by the largest degree for the start of the year since 1995. This resulted in the outperformance of market sectors that are interest rate sensitive, including Utilities and Real Estate Investment Trusts (REITs). A rebound in sentiment during February and March, brought stock prices back above the level achieved at year end. Investors successfully shrugged off several potentially damaging occurrences during the first three months of the year, including unseasonably cold weather in much of the U.S. that resulted in an economic soft patch, the potential for sooner than expected Fed Fund rate hikes, and Russia’s invasion of Ukraine. However, a new cautious tone was evident.

April brought renewed concerns about the global landscape, causing stocks to fall and Treasury bonds to remain a favored place for money to hide. Despite continued improvements in the U.S. economy, the ongoing conflict in Ukraine combined with slowing growth in China resulted in an erosion of sentiment during the month. Additionally, a weak 1Q14 economic growth was reported as a result of the extreme winter weather, which also created a difficult operating environment for many U.S. corporations. Interest rate sensitive groups rallied, and Energy stocks were bid up based on fears of rising commodity prices resulting from the conflict in the Ukraine. Overall, the level of investor resiliency displayed in the face of many troubling events during the first four months of the year was very impressive, but equity investors ended the past six month period without the same optimism that had been seen in late 2013.

The Federal Reserve has continued on its path of reducing QE by $10 billion per month, but also hinted at a more transparent timeline for the raising of the Fed Funds rate. Based on Janet Yellen’s comment that Fed Funds rate hikes could begin as soon as six months following the conclusion of QE tapering, investors have deduced that the rate may begin rising during the first half of 2015. The current Industry expectation is for the Fed Funds rate to potentially reach 1% by the end of 2015. Regardless of the timing, we believe that the Fed is at the beginning of a lengthy transitional phase of reducing monetary stimulus, and this process will be measured and gradual. In addition, the pace of rate hikes will be fully dependent on continued improvements in employment and overall economic growth.

Importantly, the likelihood of higher interest rates and reduced monetary stimulus has resulted in greater potential market volatility, lower stock correlations and higher dispersion among stock price performance. By tapering QE and signaling a potential date for an initial hike in the Fed Funds rate, the Fed is signaling that they believe the economy is maturing and that it can grow without monetary stimulus. This has historically resulted in an environment that favors higher quality, fundamentally sound companies with predictable earnings growth, as well as a differentiated stock performance pattern. Thus

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

far in 2014, we are seeing this relationship repeat itself. For example, the year has been marked by a rotation out of aggressive growth, “momentum” stocks, including internet-related and biotech companies, and into companies with visible growth and reasonable valuations.

Going forward, meaningful corporate earnings growth will likely be necessary in order for the market rally to continue, especially once long term interest rates resume their move higher. As a result, investment managers who focus on sound companies with good earnings growth prospects are likely to outperform their peers. This new environment will be a welcome change, and we believe should favor our bottom up, fundamental research approach.

Thank you for your continued trust in our process and strategies. We look forward to reporting to you again in six months.

Sincerely,

The Investment Team

The Westwood Funds

A discussion of each fund’s performance during the fiscal year is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the period ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood LargeCap Value Fund – Institutional Class Shares (WHGLX)	8.11%	2.42%
Westwood LargeCap Value Fund – Class A Shares (WWLAX)*	7.96%	2.42%
Russell 1000 Value Index	9.61%	4.00%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in the Producer Durables, Technology, and Consumer Discretionary sectors was additive to relative performance. An overweight to Technology stocks and an underweight to the Utilities sector also aided relative performance. The best performing securities included Advance Auto Parts, which reported better than expected 4Q13 earnings, partially due to the cold winter, and raised 2014 earnings guidance, which will be positively impacted by last year’s acquisition of Genuine Parts. Wells Fargo and JP Morgan Chase were both bid up on optimism over the housing market, and as the yield curve steepened during the first half of the period. In addition, Wells Fargo has seen better loan growth and net interest margins than investors anticipated, while JPMorgan Chase benefitted from the positive grades it earned in the latest capital adequacy test. General Dynamics weathered concerns about defense spending cuts, posted better than expected quarterly results, and benefitted from its CEO outlining a more aggressive share repurchase plan. Amdocs benefited relative performance after reporting solid 4Q13 results which included an improvement in Europe and strong growth in Latin America. In addition, the company has been rewarded for the consistency and visibility of its revenue growth.

Relative performance was hindered by security selection in the Health Care, Consumer Staples, and Materials & Processing sectors. An underweight to the hospital and managed care companies in the Health Care sector also hurt relative performance, as these companies rallied in the fourth quarter of 2013. The worst performing securities included Ventas, which declined as investors grew concerned about the company’s ability to continue to grow through acquisition. Ventas also suffered along with the REIT sector as investors began to price in higher long term interest rates during late 2013. Cisco Systems fell after materially lowering sales guidance, primarily due to weakness in the Emerging Markets, while also indicating that it is losing share in its core operating business segment. Target was weak as investors questioned the firm’s ability to grow

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

revenues, especially in Canada, and the stock was further pressured after the company disclosed a data breach that affected a large number of its credit card-paying customers, Time Warner ultimately reported better than expected 4Q13 results, but underperformed leading up to its earnings announcements as investors weighed the potential impact of weaker results announced by its peers, and as capital rotated out of the broad media industry, which produced impressive returns in 2013.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the period ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood SMidCap Fund (WHGMX)	5.98%	1.46%
Russell 2500 Index	5.20%	-0.06%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Stock selection in the Financial Services, Technology, and Consumer Discretionary sectors contributed positively to relative performance. Top performers included Colfax, which benefitted from strong performance in its gas and fluid handling business and better than expected margin performance following the ESAB acquisition. Trinity Industries traded higher on a series of positive earnings results driven by strong tank-car demand fueled by oil and gas production. InterActive appreciated on good results in its Match.com business and on heightened speculation that the company may unlock value through the sale of assets. Advance Auto Parts rallied on strong same-store comps and higher growth expectations from its Genuine Parts acquisition, and Amdocs rose on greater adoption of its customer experience systems and on the expectation for greater consolidation in the telecom and pay-TV markets.

Stock selection in the Energy and Health Care sectors and an underweight allocation to Utilities detracted from relative performance. Stocks that detracted from performance included Clean Harbors, which traded lower due to margin pressure in its re-refining business and the expectation for higher capital spending. j2 Global sold off after missing estimates due to weaker than expected results from its patent portfolio, while KBR traded down on increased management turnover and Engineering & Construction project delays. Approach Resources fell after lowering 2013 production guidance, and Family Dollar Stores declined as traffic trends slowed and margins came under pressure.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the period ended April 30, 2014, was as follows:

	Six Months	2014 Year-to Date
Westwood SMidCap Plus Fund (WHGPX)	8.58%	3.51%
Russell 2500 Index	5.20%	-0.06%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Stock selection in the Technology, Consumer Discretionary, and Financial Services sectors aided relative performance. Top contributors included Avago Technologies, which outperformed as a result of market share gains and high dollar content in Apple and Samsung LTE phones. Garmin benefitted from strong execution in its various end markets, improving growth, and a higher dividend. EQT and Ultra Petroleum rallied on higher natural gas prices and strong production results, and

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Colfax traded higher on solid execution in its gas and fluid handling segment and better than expected margin performance resulting from the ESAB integration.

Stock selection in the Health Care sector and underweight allocations to REITs and Utilities were a drag on relative performance. Stocks that detracted from performance included j2 Global, which came under pressure after missing 3Q13 expectations on lower than expected license revenue from its patent portfolio. Oasis Petroleum traded lower after issuing equity to pay down debt, while KBR traded down following a change in management and announced project delays. J.M. Smucker depreciated on lower than anticipated volumes in packaged foods and higher marketing and input costs, and Clean Harbors sold off on heightened concerns over its capital expenditures and margin pressure in the re-refining business.

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the period ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood SmallCap Value Fund (WHGSX)	4.82%	-2.29%
Russell 2000 Value Index	4.97%	-0.84%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Relative performance was aided by security selection within the Energy and Materials & Processing sectors. Matrix Service and Synergy Resources were the leading contributors to the outperformance in the Energy sector. Matrix reported positive second quarter earnings results and saw strong growth in backlog of business with excitement over bids for contracts that have good growth opportunities within the energy infrastructure arena. While Matrix was the largest contributor to the portfolio overall, Synergy also aided in the Energy sector’s outperformance after showing solid oil reserve growth and being recognized for their strong balance sheet. Other notable individual outperformers included Given Imaging, acquired by Covidien for $955.3 million, Heartland Express, which acquired Gordon Trucking and benefited from improved sentiment and stronger trucking prices, and Lithia Motors, which announced five acquisitions during the past six months and raised guidance on continued strength in the used car and parts and services markets.

Relative performance was hindered by security selection within both the Technology and REIT sectors. j2 Global was the worst performer in Technology as the company reported earnings that were below market expectations. AVG Technologies also weighed on performance as strong subscription software growth was overshadowed by weak performance of search and advertising. The largest single detractor for the portfolio over this six month time period was Employers Holdings. The company reported an earnings miss driven mainly by an increase in reserves for insurance claims which they are addressing with higher pricing and reduced growth. Other notable underperformers included Arctic Cat on missed earnings and concerns on margins and TAL International Group on fears of potential weakness in re-pricing of contracts on shipping boxes.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the period ended April 30, 2014 was as follows:

	Six Months	2014 Year-to-Date
Westwood Income Opportunity Fund – Institutional Class Shares (WHGIX)	6.38%	4.35%
Westwood Income Opportunity Fund – Class A Shares (WWIAX)*	6.18%	4.21%
Citigroup 10-Year Treasury Index	0.87%	4.29%
Citigroup 3-Month Treasury Bill Index	0.02%	0.01%
S&P 500 Index	8.36%	2.56%
FTSE NAREIT Index	6.94%	11.76%
25/25/25/25 Blended Benchmark Index**	4.11%	4.64%
*	Without sales charge
**	25% Citigroup 10 year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

The Income Opportunity Fund produced a solid return over the 6-months ended April 30, 2014, driven primarily by strong performance of Common Stocks, Master Limited Partnerships (MLPs), REITs and Preferred Stocks. The Fund benefitted from its exposure to high quality, dividend-paying stocks. Novartis experienced positive developments within its pharmaceuticals pipeline and rallied with the broader Health Care sector. A positive growth outlook and a more consistent strategy of returning cash to shareholders drove shares of Qualcomm higher. The Fund’s MLPs surged due to favorable credit market conditions and positive industry fundamentals, including continued investment in energy infrastructure in the U.S. and rising commodity prices. Energy Transfer Equity was a top contributor due to positive announcements by the limited partnerships, as well as improving prospects for its Liquified Natural Gas export facility. Magellan Midstream Partners also performed well as significant additions to its project backlog contributed to an improved multi-year growth outlook. The year-to-date decrease in interest rates has resulted in the outperformance of market sectors that are interest rate sensitive, including REITs and Preferred Stocks.

While overall performance was tempered somewhat by exposure to fixed income, which underperformed the equity-like assets in the portfolio, the Fund’s holdings produced a positive return due mainly to the positioning in high quality, short duration corporate bonds. The Fund’s Convertible Preferred Stocks also lagged in the risk-oriented rally of the past six months. Top individual detractors included Rayonier, which guided to lower volumes and prices in its Cellulose Specialty Segment, and El Paso Pipeline Partners, which traded down on lower than expected forward guidance and decelerating distribution growth. Kinder Morgan also underperformed due to disappointing guidance as well as a negative article in Barron’s. Cash continued to play its role as a volatility dampener and allows us to be opportunistic when we identify attractive investments.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the period ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood Dividend Growth Fund (WHGDX)	6.72%	1.54%
S&P 500 Index	8.36%	2.56%

The performance data quoted represents past performance. Past performance does not guarantee future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Relative performance was aided by stock selection in the Technology and Financial Services sectors, as well as relative weights in the Utilities (under) and Producer Durables (over) sectors. Top contributors included Union Pacific, which surged on continued strong railroad traffic both from a steadily growing domestic economy and resurgent domestic energy production in the company’s major markets. Technology holdings Apple and Qualcomm both performed strongly, as their exposure to a still rapidly expanding global cellphone market generated strong sales and cash flows for these two large players. Large banks performed well in this time period, as passing grades on government capital adequacy stress tests allowed portfolio holdings Wells Fargo and U.S. Bancorp to raise dividend payouts and increase share buybacks. Both Wells Fargo and U.S. Bancorp are very high quality companies, and continued to have lower volatility businesses than peers, strong management teams, and stellar balance sheets. Johnson & Johnson, a large portfolio holding, performed well in the period, as its well diversified, global business continues to grow and execute, while it consistently raised its dividend payout to shareholders. Johnson & Johnson has grown its dividend 13% a year on average over the last 30 years, and has the strong balance sheet and core business growth to continue this impressive record. Steady growth in the industrial economy allowed our portfolio holdings in the Producer Durables sector to outperform, with large, global, high margin companies like United Technologies, Honeywell International, and TE Connectivity all showing strong earnings and optimistic outlooks for the future.

Security selection in Consumer Discretionary, Consumer Staples, and Healthcare sectors detracted from relative performance. In the Consumer Discretionary sector, General Motors fell on sluggish new auto sales due to poor winter weather, and also negative news effects from their auto recall issue. Ross Stores and TJX Companies both fell due to sluggish consumer spending numbers in the retail sector as a whole, which was also negatively affected by poor weather across the U.S. Our overweight in the Consumer Staples sector restrained performance in the period, as the steady, lower volatility sector underperformed in a strong up period for the market. We remain overweight in the Consumer Staples sector, as these companies’ high quality, predictable, and necessary products have historically combined to generate strong, long-term performance for their shareholders. An underweight to the more aggressive healthcare securities also detracted from performance. Specifically, the biotech industry performed well during this period. However the portfolio did not own any of those companies, as they are typically very volatile stocks, whose companies do not generate strong profits or pay dividends. The portfolio will continue to invest in high quality healthcare companies that have historically generated strong returns on capital, have solid balance sheets, and predictable revenue streams.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the period ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood Short Duration High Yield Fund – Institutional Class Shares (WHGHX)	2.23%	1.34%
Westwood Short Duration High Yield Fund – Class A Shares (WSDAX)*	2.12%	1.27%
BofA Merrill Lynch High Yield Master II Index†	4.76%	3.71%
*	Without sales charge.
†	The BofA Merrill Lynch High Yield Master II Index is provided solely as a relative market indicator. The Westwood Short Duration Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

The high yield market continued to benefit from investors seeking yield in a low interest rate environment. This demand fueled a six-month return of 4.76% (as measured by the BofA Merrill Lynch US High Yield Master II Index), that was generated through a combination of both coupon income and price appreciation, and left the broad high yield market index with a yield-to-worst of 5.13%.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Fund posted a coupon-like return for the six-month period ended April 30, 2014, capturing approximately half the overall high yield market return but with lower daily volatility. High coupon income has been a positive for performance but a duration shorter than the broad market has capped much of the price upside seen among the longer-dated securities in the high yield market. The Fund had an above-market average coupon, a yield-to-worst of over 65% of the broad yield market and less than 40% of the market duration-to-worst (as measured by the BofA Merrill Lynch US High Yield Master II Index).

We believe credit fundamentals and market technical are largely supportive of current high yield spread and yield levels. We expect a healthy refinancing environment for high yield issuers to continue this year. We maintain our view that bonds trading on a short-dated yield-to-call offer attractive value over similar duration yield-to-maturity opportunities. We will, however, remain selective about adding these longer-dated bonds, with a particular focus on their coupons, as rising rates can lead to changing perceptions about the likelihood of an early refinancing. Also, we will continue to look to add short-dated outright maturity positions on market dips.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the period ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood Global Equity Fund (WWGEX)	3.44%	0.26%
MSCI All Country World Index	5.54%	2.23%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.00% until February 28, 2015. In the absence of current fee waivers, total return would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in Information Technology was the main cause for detraction, while Healthcare and Materials also detracted in the portfolio. Information Technology detracted primarily from specific company developments, while an underweight allocation to internet upstart companies also had a negative impact. NuFlare Technology, which develops and manufactures electron beam mask writers used within semiconductor manufacturing lithography processes, declined after the company announced a delay in its order book, thereby raising near-term earnings uncertainty. We remain invested in the position based on the company’s past record of achieving high Cash Flow Return on Investment (CFROI) returns and its market leadership in an extremely specialized product that creates a natural barrier to entry and supports the company’s pricing margins going forward. VTech Holdings also detracted amid concerns that rising competition in electronic products would lead to lower pricing margins. Wincor Nixdorf, a manufacturer of ATMs, detracted due to its exposure to Russia and Eastern Europe, and a potential slowdown from political unrest. Other detractors included Samsung Electronics amid concerns that volume growth and pricing margins will deteriorate, while ASM Pacific and Sage Group were positive.

Healthcare detracted in part due to a relative underweight allocation, and from security selection in holdings such as Bristol-Myers Squibb, Astellas Pharma, and Ship Healthcare Holdings, a healthcare services provider and recent addition to the portfolio. Roche contributed to performance as the company reported solid revenue and earnings growth despite some currency translation loss, while declining debt on the balance sheet fuelled expectations of a dividend increase in the near future.

Security selection was the main driver of performance detraction in the Materials sector. Voestalpine, a specialized steel manufacturer based in Austria, declined following disappointing guidance from the company on its restructuring plan. The adjustment period appears to be extended for the company, but the short-term miss should be viewed within the context of extremely strong performance over the past year. Freeport-McMoRan, a copper and gold producer was negatively impacted by export restrictions implemented by the Indonesian authorities in an effort to stabilize the current account balance and defend the rupiah. This development does have a significant impact on the company’s production profile, but it cannot be a sustainable situation given the adverse consequences on the local economy and possible indirect costs. Negotiations are ongoing, and the company is weighing several options at this time. Other positive contributors during the quarter included Akzo Nobel, and Umicore.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As investors continue to seek growth opportunities across global markets, the portfolio remains positioned in an effort to benefit from improving risk sentiment and company growth prospects through capital appreciation and potential dividend growth. The recovery in the global economy continues to strengthen while corporate cash balances remain near historic highs. As longer term investors, we continue to find new ideas for positioning with a focus on companies that have a proven historical ability to generate excess returns above the cost of capital, thus previously providing sustainable dividend growth as an additional source of return.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the periods ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood Global Dividend Fund (WWGDX)	3.07%	0.88%
MSCI All Country World Index	5.54%	2.23%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.00% until February 28, 2015. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Information Technology was the leading detractor in the portfolio, primarily from security selection, followed by Healthcare and Materials. Information Technology detracted primarily from specific company developments, while an underweight allocation to upstart internet companies also had a negative impact. NuFlare Technology, which develops and manufactures electron beam mask writers used within semiconductor lithography processes, declined after the company announced a delay in its order book, thereby raising near-term earnings uncertainty. We remain invested in the position based on the company’s past record of achieving high CFROI returns. Its market leadership in an extremely specialized product creates a natural barrier to entry and supports the company’s pricing margins going forward. Keyence Corporation of Japan, which specializes in factory automation and process efficiency, detracted amid a broader weakness in Japanese equities of exporters and multinationals as the yen strengthened against a weaker U.S. dollar. Other detractors included Samsung Electronics, amid concerns that volume growth and pricing margins will deteriorate, while TSMC and Sage Group were positive.

Healthcare detracted in part due to a relative underweight allocation as the sector outperformed based on expected mergers and acquisitions. Securities that detracted from performance included Ship Healthcare and Astellas Pharma. Roche contributed positively as the company reported solid revenue and earnings growth despite some currency translation loss, while declining debt on the balance sheet fuelled expectations of a dividend increase in the near future.

Security selection was the main driver of the detraction to performance experienced in the Materials sector. Freeport-McMoRan, a copper and gold producer, was negatively impacted by export restrictions implemented by the Indonesian authorities in an effort to stabilize the current account balance and defend its currency, the rupiah. This development does have a significant impact on the company’s production profile, but it cannot be a sustainable situation given the adverse consequences on the local economy and possible indirect costs. Negotiations are ongoing and the company is weighing several options at this time. Voestalpine, a specialized steel manufacturer based in Austria, detracted following disappointing guidance from the company on its restructuring plan. The adjustment period appears to be extended for the company, but the short-term miss should be viewed within the context of extremely strong performance over the past year. Contributors for the quarter were Agrium and Randgold Resources, the latter reporting earnings growth in the first quarter from increased production volume despite lower gold prices.

With recent comments from the U.S. Fed confirming that the path of QE tapering will remain gradual and measured, and economic data indicating that the global economy is gaining momentum, the portfolio remains positioned to benefit from improving risk sentiment and earnings growth prospects for companies. Early economic indications show that the Eurozone growth cycle may have reached or surpassed a trough. China’s growth outlook has been somewhat less certain amidst recent economic data, but markets seem to be pricing in potential fiscal and/or monetary stimulus support from authorities should

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

an unlikely downturn occur. As longer term investors, we continue to find new ideas for positioning despite short-term performance challenges, with a focus on identifying companies that have a proven ability to generate excess returns above the cost of capital.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended April 30, 2014, was as follows:

	Six Months	2014 Year-to-Date
Westwood Emerging Markets Fund – Institutional Class Shares (WWEMX)	-0.83%	5.42%
Westwood Emerging Markets Fund – Class A Shares (WWEAX)*	-0.91%	5.31%
MSCI Emerging Markets Index	-2.87%	0.01%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.20% and 1.45% respectively, for the Institutional Class Shares and Class A Shares, until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Within the portfolio, Financials, Industrials, and Energy were the primary contributors to return. Financials provided positive relative performance as a recovery in the Indonesian equity market lifted shares of PT Bank Mandiri, a leading domestic bank whose market share has increased from strong deposit growth while maintaining a low cost of funding that provides a cushion against earnings risk in a tight liquidity environment. Commercial International Bank of Egypt reported a 35% increase in net income in the fourth quarter with an expansion in net interest margin despite muted loan growth caused by macro uncertainty. Kasikornbank of Thailand contributed to relative performance as its net interest margin remains relatively resilient following the central bank’s interest rate cut of 25 basis points to support growth, and the bank continued to successfully manage asset quality in a slower lending environment. Cielo of Brazil was positive as volume growth in payments processing remained near 15% while margins are steady. Detractors in the sector included primarily Hong Kong-listed securities, such as China Overseas Land & Investment and The Wharf Holdings, due to uncertainty in Chinese financials.

Industrials’ Bharat Heavy was the top contributor as earnings were relatively sound despite slower sales, but the company expects a turnaround in orders this year as market conditions improve and labor cost pressures ease. Enka Insaat, which has been adversely impacted by developments in Turkey, was a positive performer as the company maintains an extremely healthy cash position and a near term pipeline of new contracting and real estate projects in Moscow. Also, PT United tractors benefitted from improving market sentiment in Indonesia.

Security selection contributed to positive relative performance in Energy. Oil and Natural Gas Corporation and Reliance Industries of India were bid up amid optimism regarding potential energy policy reforms and improving pricing power in advance of upcoming elections. Other contributors included Turkiye Petrol Rafinerileri and Tenaris, while CNOOC and PTT Exploration of Thailand lagged.

While Emerging Markets continued to experience volatility, recent performance may indicate that risk aversion is easing as domestic currencies and current account balances stabilize, and authorities across most countries remain vigilant in taking pro-active steps to support growth through monetary policy and short-term stimulus measures. Growth expectations and valuations have deteriorated to almost historic levels yet earnings have not been as severe, thus creating valuable opportunities for stock picking and upside earnings surprise. We are confident our proven investment approach has us be well-positioned for the inevitable recovery in EM, and the unfolding of the long-term growth story that is to come.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

This represents the managers’ assessment of the Portfolios and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investment in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Some Westwood Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND

Definition of the Comparative Indices & Key Terms

Average Coupon is the dollar-weighted average interest rate, expressed as a percentage of face value, paid on the securities held by a bond portfolio.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration follows the concept that interest rates and bond prices move in opposite directions. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Duration is expressed as a number of years and estimates the effect that a 100 basis point (1%) change in interest rates will have on the price of a bond.)

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

USD is the United States Dollar

Yield to Call is the yield of a bond or note if you were to buy and hold the security until the call date. This yield is valid only if the security is called prior to maturity.

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.9%
	Shares	Value

CONSUMER DISCRETIONARY — 13.5%
Advance Auto Parts	31,955	$3,875,822
AMC Networks, Cl A*	47,800	3,139,026
Comcast, Cl A	77,900	4,032,104
Garmin	40,200	2,295,420
Target	83,900	5,180,825
Time Warner	45,500	3,023,930
Viacom, Cl B	39,000	3,314,220

		24,861,347

CONSUMER STAPLES — 7.5%
Colgate-Palmolive	56,700	3,815,910
General Mills	52,200	2,767,644
McCormick	51,300	3,652,560
PepsiCo	41,100	3,530,079

		13,766,193

ENERGY — 9.1%
Chevron	28,800	3,614,976
EOG Resources	42,800	4,194,400
EQT	14,800	1,613,052
Exxon Mobil	38,700	3,963,267
Occidental Petroleum	35,900	3,437,425

		16,823,120

FINANCIAL SERVICES — 18.7%
American International Group	73,200	3,889,116
Bank of America	319,100	4,831,174
Capital One Financial	41,800	3,089,020
CIT Group	68,600	2,953,230
Hartford Financial Services Group	86,100	3,088,407
Invesco	51,700	1,820,357
JPMorgan Chase	98,500	5,514,030
MetLife	66,400	3,476,040
Wells Fargo	116,300	5,773,132

		34,434,506

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 14.1%
Abbott Laboratories	93,500	$3,622,190
Becton Dickinson	32,200	3,639,566
Cigna	22,000	1,760,880
Covidien	56,000	3,990,000
Express Scripts Holding*	51,500	3,428,870
GlaxoSmithKline ADR	68,100	3,770,697
Johnson & Johnson	56,100	5,682,369

		25,894,572

MATERIALS & PROCESSING — 1.0%
Rock-Tenn, Cl A	18,500	1,768,785

PRODUCER DURABLES — 16.5%
Boeing	9,600	1,238,592
FedEx	19,500	2,656,875
General Dynamics	34,500	3,776,025
General Electric	131,700	3,541,413
Honeywell International	41,700	3,873,930
MSC Industrial Direct, Cl A	40,400	3,678,824
Union Pacific	21,350	4,065,681
United Technologies	32,700	3,869,391
WESCO International*	40,600	3,563,868

		30,264,599

TECHNOLOGY — 12.2%
Accenture, Cl A	44,800	3,593,856
Amdocs	120,300	5,597,559
Apple	6,800	4,012,612
IAC	32,800	2,173,984
QUALCOMM	50,800	3,998,468
Skyworks Solutions	74,300	3,050,015

		22,426,494

UTILITIES — 4.3%
AT&T	106,100	3,787,770
Nextera Energy	40,800	4,073,880

		7,861,650

Total Common Stock (Cost $132,834,862)		178,101,266

SHORT-TERM INVESTMENT — 3.1%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $5,645,568)	5,645,568	5,645,568

Total Investments – 100.0% (Cost $138,480,430)		$183,746,834

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2014 (Unaudited)

Percentages are based upon Net Assets of $183,800,514.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2014.

ADR – American Depositary Receipt

Cl – Class

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.1%
	Shares	Value

CONSUMER DISCRETIONARY — 17.9%
Advance Auto Parts	81,437	$9,877,494
AMC Networks, Cl A*	174,100	11,433,147
Family Dollar Stores	48,012	2,820,705
Knoll	159,633	2,903,724
Lear	132,776	11,028,374
Life Time Fitness*	247,681	11,888,688
Lithia Motors, Cl A	103,372	7,678,472
Meredith	113,330	4,994,453
SeaWorld Entertainment	322,928	9,707,216
Thor Industries	88,157	5,366,117
Tupperware Brands	130,704	11,098,077
Woodward	182,383	8,176,230

		96,972,697

CONSUMER STAPLES — 2.2%
Energizer Holdings	108,086	12,072,125

ENERGY — 8.1%
Bonanza Creek Energy*	121,115	5,888,611
Cloud Peak Energy*	307,620	6,057,038
CONSOL Energy	140,065	6,234,293
Oasis Petroleum*	238,010	11,069,845
PDC Energy*	93,814	5,973,137
Rex Energy*	420,540	8,856,573

		44,079,497

FINANCIAL SERVICES — 17.8%
BankUnited	334,590	11,038,124
Broadridge Financial Solutions	292,469	11,213,261
Comerica	122,100	5,890,104
East West Bancorp	161,696	5,580,129
Equifax	164,700	11,662,407
First Financial Bancorp	498,610	8,072,496
HCC Insurance Holdings	120,300	5,526,582
Jack Henry & Associates	96,163	5,304,351

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
PrivateBancorp, Cl A	397,325	$10,954,250
SVB Financial Group*	94,836	10,118,053
Wintrust Financial	239,658	10,741,472

		96,101,229

HEALTH CARE — 9.2%
CareFusion*	317,940	12,418,736
Haemonetics*	182,494	5,540,518
Hospira*	228,187	10,450,965
MEDNAX*	178,282	10,563,208
PerkinElmer	120,542	5,059,148
Teleflex	56,078	5,725,003

		49,757,578

MATERIALS & PROCESSING — 9.6%
Apogee Enterprises	176,482	5,606,833
Boise Cascade*	266,238	6,661,275
MeadWestvaco	70,847	2,767,992
Rock-Tenn, Cl A	55,100	5,268,111
Rockwood Holdings	195,200	13,868,960
Timken	188,791	11,908,936
Trex*	73,660	5,783,784

		51,865,891

PRODUCER DURABLES — 15.9%
BE Aerospace*	114,626	10,060,724
Colfax*	158,616	11,417,180
FLIR Systems	258,071	8,784,737
Hubbell, Cl B	35,368	4,163,521
Joy Global	111,564	6,736,234
Manpower	100,300	8,158,402
Primoris Services	199,791	5,590,152
Robert Half International	139,837	6,264,698
Rush Enterprises, Cl A*	79,784	2,561,066
Trinity Industries	78,200	5,869,692
TrueBlue*	239,572	6,408,551
Watts Water Technologies, Cl A	184,818	9,832,318

		85,847,275

REAL ESTATE INVESTMENT TRUST — 5.2%
Alexandria Real Estate Equities	116,278	8,583,642
DiamondRock Hospitality	524,610	6,436,965
Inland Real Estate	521,812	5,452,935
Potlatch	206,800	7,905,964

		28,379,506

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — 10.9%
Amdocs	301,239	$14,016,651
AVG Technologies*	602,329	11,281,622
IAC	183,000	12,129,240
j2 Global	242,449	11,239,936
ON Semiconductor*	554,400	5,216,904
Vishay Intertechnology	371,421	5,281,606

		59,165,959

UTILITIES — 2.3%
New Jersey Resources	17,665	878,480
Questar	468,466	11,374,355

		12,252,835

Total Common Stock (Cost $418,807,178)		536,494,592

SHORT-TERM INVESTMENT — 0.8%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $4,160,547)	4,160,547	4,160,547

Total Investments — 99.9% (Cost $422,967,725)		$540,655,139

Percentages are based upon Net Assets of $541,208,426.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2014.

Cl — Class

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 91.3%
	Shares	Value

CONSUMER DISCRETIONARY — 20.9%
Advance Auto Parts	12,100	$1,467,609
AMC Networks, Cl A*	26,900	1,766,523
BorgWarner	31,400	1,951,196
Family Dollar Stores	8,700	511,125
Garmin	43,200	2,466,720
Lear	23,400	1,943,604
Life Time Fitness*	42,200	2,025,600
Meredith	20,701	912,293
Mohawk Industries*	14,400	1,906,704
SeaWorld Entertainment	57,200	1,719,432
Thor Industries	16,200	986,094
Tupperware Brands	23,600	2,003,876
Woodward	33,300	1,492,839

		21,153,615

CONSUMER STAPLES — 5.0%
Dr. Pepper Snapple Group	36,300	2,011,746
Energizer Holdings	10,100	1,128,069
JM Smucker	20,000	1,933,600

		5,073,415

ENERGY — 6.6%
CONSOL Energy	24,300	1,081,593
EQT	19,700	2,147,103
Oasis Petroleum*	47,100	2,190,621
Ultra Petroleum*	41,200	1,227,760

		6,647,077

FINANCIAL SERVICES — 14.8%
BankUnited	55,500	1,830,945
Broadridge Financial Solutions	53,300	2,043,522
Comerica	18,400	887,616
East West Bancorp	25,200	869,652
Equifax	28,400	2,011,004

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Hartford Financial Services Group	57,900	$2,076,873
HCC Insurance Holdings	21,100	969,334
Jack Henry & Associates	15,000	827,400
PrivateBancorp, Cl A	34,299	945,624
SVB Financial Group*	15,500	1,653,695
Wintrust Financial	18,800	842,616

		14,958,281

HEALTH CARE — 8.1%
CareFusion*	65,300	2,550,618
Hospira*	46,000	2,106,800
MEDNAX*	30,600	1,813,050
PerkinElmer	19,700	826,809
Teleflex	9,100	929,019

		8,226,296

MATERIALS & PROCESSING — 5.8%
MeadWestvaco	12,676	495,251
Rock-Tenn, Cl A	10,100	965,661
Rockwood Holdings	34,300	2,437,015
Timken	31,200	1,968,096

		5,866,023

PRODUCER DURABLES — 13.4%
BE Aerospace*	22,500	1,974,825
Colfax*	26,900	1,936,262
FLIR Systems	56,000	1,906,240
Hubbell, Cl B	8,600	1,012,392
Joy Global	20,000	1,207,600
Manpower	18,600	1,512,924
Robert Half International	46,200	2,069,760
Textron	23,700	969,330
Trinity Industries	13,100	983,286

		13,572,619

REAL ESTATE INVESTMENT TRUST — 2.8%
Alexandria Real Estate Equities	19,500	1,439,490
Potlatch	17,100	653,733
PS Business Parks	9,100	780,507

		2,873,730

TECHNOLOGY — 11.3%
Altera	54,000	1,756,080
Amdocs	41,800	1,944,954
Amphenol, Cl A	9,900	943,965
Avago Technologies, Cl A	16,100	1,022,350

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
IAC	30,800	$2,041,424
j2 Global	39,200	1,817,312
ON Semiconductor*	99,800	939,118
Vishay Intertechnology	64,600	918,612

		11,383,815

UTILITIES — 2.6%
Questar	63,900	1,551,492
Wisconsin Energy	21,100	1,022,928

		2,574,420

Total Common Stock (Cost $81,205,617)		92,329,291

SHORT-TERM INVESTMENT — 8.5%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $8,605,979)	8,605,979	8,605,979

Total Investments — 99.8% (Cost $89,811,596)		$100,935,270

Percentages are based upon Net Assets of $101,150,661.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2014.

Cl – Class

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%
	Shares	Value

CONSUMER DISCRETIONARY — 10.4%
Arctic Cat	24,193	$989,252
Knoll	54,600	993,174
Lithia Motors, Cl A	26,800	1,990,704
Marcus	56,834	950,833
Meredith	21,080	928,995
Thor Industries	31,400	1,911,318
Wolverine World Wide	70,600	1,983,860

		9,748,136

CONSUMER STAPLES — 1.0%
J&J Snack Foods	10,233	957,809

ENERGY — 9.0%
Bonanza Creek Energy*	39,342	1,912,808
Contango Oil & Gas*	20,400	980,016
Matrix Service*	28,516	883,140
Rex Energy*	44,500	937,170
RSP Permian*	34,900	989,415
Synergy Resources*	156,389	1,820,368
World Point Terminals LP (A)	42,782	944,199

		8,467,116

FINANCIAL SERVICES — 20.4%
AMERISAFE	22,663	966,577
Bancfirst	17,100	995,391
BBCN Bancorp	126,990	1,956,916
Chemical Financial	65,250	1,831,567
Columbia Banking System	74,100	1,839,162
Employers Holdings	97,721	1,988,622
First Financial Bancorp	80,900	1,309,771
Heartland Payment Systems	45,171	1,849,301
Pacific Continental	68,313	900,365
PrivateBancorp, Cl A	68,650	1,892,681
Safety Insurance Group	18,196	977,307

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
State Bank Financial	54,908	$910,375
Wintrust Financial	40,645	1,821,709

		19,239,744

HEALTH CARE — 3.7%
Haemonetics*	21,000	637,560
Merit Medical Systems*	77,700	999,999
Omnicell*	70,700	1,872,136

		3,509,695

MATERIALS & PROCESSING — 10.4%
Apogee Enterprises	45,600	1,448,712
Boise Cascade*	69,400	1,736,388
Continental Building Products*	52,000	884,000
Gibraltar Industries*	52,500	896,700
KapStone Paper and Packaging*	73,162	1,930,013
Trex*	24,600	1,931,592
US Silica Holdings	21,800	984,706

		9,812,111

PRODUCER DURABLES — 19.3%
Gorman-Rupp	62,146	1,929,633
Heartland Express	86,700	1,886,592
Hurco	37,040	987,487
Hyster-Yale Materials Handling	9,700	934,983
Kaman	23,600	990,492
Kelly Services, Cl A	85,872	1,808,464
Littelfuse	22,113	2,002,332
Moog, Cl A*	29,900	1,956,955
Primoris Services	37,400	1,046,452
Roadrunner Transportation Systems*	77,612	1,911,584
TAL International Group	44,300	1,868,574
Watts Water Technologies, Cl A	16,700	888,440

		18,211,988

REAL ESTATE INVESTMENT TRUST — 11.2%
CoreSite Realty	31,189	948,769
CubeSmart	56,218	1,045,655
CyrusOne	89,100	1,782,000
Inland Real Estate	93,242	974,379
Potlatch	50,600	1,934,438
PS Business Parks	22,533	1,932,656
Summit Hotel Properties	209,253	1,895,832

		10,513,729

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — 7.4%
AVG Technologies*	95,200	$1,783,096
Coherent*	24,210	1,445,579
DTS*	100,188	1,864,499
j2 Global	40,500	1,877,580

		6,970,754

UTILITIES — 6.0%
ALLETE	35,200	1,821,952
New Jersey Resources	39,900	1,984,227
NorthWestern	38,500	1,862,630

		5,668,809

Total Common Stock (Cost $80,553,623)		93,099,891

SHORT-TERM INVESTMENT — 1.3%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $1,181,418)	1,181,418	1,181,418

Total Investments — 100.1% (Cost $81,735,041)		$94,281,309

Percentages are based upon Net Assets of $94,200,923.

*	Non-income producing security.

(A)	Security considered a Master Limited Partnership. At April 30, 2014, these securities amounted to 944,199 or 1.0% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2014.

Cl – Class

LP – Limited Partnership

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 55.5%
	Shares	Value

CONSUMER DISCRETIONARY — 4.0%
Comcast, Cl A	623,600	$32,277,536
Time Warner	341,600	22,702,736
Wal-Mart Stores	239,300	19,074,603

		74,054,875

CONSUMER STAPLES — 4.6%
General Mills	764,698	40,544,288
PepsiCo	527,900	45,341,331

		85,885,619

ENERGY — 15.8%
Access Midstream Partners LP (A)	364,655	21,642,274
Chevron	187,700	23,560,104
Crestwood Midstream Partners LP (A)	791,600	18,396,784
Energy Transfer Equity LP (A)	471,810	21,981,628
Enterprise Products Partners LP (A)	286,841	20,976,683
Exxon Mobil	204,100	20,901,881
Kinder Morgan	799,700	26,118,202
Magellan Midstream Partners LP (A)	311,434	23,111,517
Occidental Petroleum	218,963	20,965,707
Plains All American Pipeline LP (A)	400,454	22,345,333
Plains GP Holdings, Cl A (A)	691,800	19,072,926
Spectra Energy	942,800	37,438,588
Western Gas Partners LP (A)	259,800	17,666,400

		294,178,027

FINANCIAL SERVICES — 6.4%
Hartford Financial Services Group	635,240	22,786,059
MetLife	307,961	16,121,758
Travelers	471,800	42,735,644
US Bancorp	910,200	37,117,956

		118,761,417

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 7.1%
Abbott Laboratories	526,500	$20,396,610
Covidien	304,496	21,695,340
Johnson & Johnson	449,000	45,479,210
Novartis ADR	515,907	44,852,955

		132,424,115

MATERIALS & PROCESSING — 1.1%
EI Du Pont de Nemours	300,000	20,196,000

PRODUCER DURABLES — 4.8%
Boeing	177,535	22,905,566
General Electric	1,725,600	46,401,384
Raytheon	220,343	21,038,349

		90,345,299

REAL ESTATE INVESTMENT TRUST — 3.1%
Alexandria Real Estate Equities	486,724	35,929,966
PS Business Parks	268,964	23,069,042

		58,999,008

TECHNOLOGY — 4.4%
Accenture, Cl A	261,000	20,937,420
Microsoft	555,800	22,454,320
QUALCOMM	499,500	39,315,645

		82,707,385

UTILITIES — 4.2%
AT&T	939,600	33,543,720
Nextera Energy	211,500	21,118,275
Southern	504,800	23,134,984

		77,796,979

Total Common Stock (Cost $803,827,736)		1,035,348,724

PREFERRED STOCK — 9.6%
FINANCIAL SERVICES — 8.7%
Bank of America, Ser 5, 4.000% (B)	600,000	12,912,000
Bank of America, Ser D, 6.204%	1,102,112	27,486,673
BB&T, Ser D, 5.850%	855,489	20,968,035
JPMorgan Chase, 5.500%	1,806,227	40,983,291
MetLife, 5.000%	110,200	3,355,590
PNC Financial Services Group, Ser Q, 5.375%	793,996	18,007,829

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2014 (Unaudited)

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

FINANCIAL SERVICES — continued
US Bancorp, 3.500% (B)	724,428	$16,118,523
Wells Fargo, 5.850% (B)	880,700	22,325,745

		162,157,686

REAL ESTATE INVESTMENT TRUST — 0.9%
Public Storage, 5.900%	689,830	17,031,903

Total Preferred Stock (Cost $178,443,399)		179,189,589

CORPORATE OBLIGATIONS — 8.7%
ENERGY — 1.7%
Anadarko Petroleum 5.950%, 09/15/16	$2,750,000	3,064,883
Marathon Oil 5.900%, 03/15/18	1,000,000	1,148,587
Occidental Petroleum 2.700%, 02/15/23	11,500,000	10,987,963
Total Capital 3.000%, 06/24/15	3,825,000	3,938,916
Total Capital International 2.700%, 01/25/23	13,750,000	13,171,441

		32,311,790

FINANCIAL SERVICES — 4.4%
Bank of America MTN 5.650%, 05/01/18	9,000,000	10,208,772
Barclays Bank , Ser 1 5.000%, 09/22/16	4,350,000	4,756,299
Citigroup 5.900%, 12/29/49 (B)	25,000,000	24,562,500
General Electric Capital 7.125%, 12/31/49 (B)	17,500,000	20,125,000
JPMorgan Chase 6.300%, 04/23/19	3,500,000	4,138,963
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	6,500,000	6,646,920
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,199,224

		82,637,678

PRODUCER DURABLES — 0.1%
Boeing 6.000%, 03/15/19	2,000,000	2,361,586

REAL ESTATE INVESTMENT TRUST — 0.2%
Vornado Realty 4.250%, 04/01/15	2,750,000	2,813,462

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — 2.3%
Apple 0.473%, 05/03/18 (B)	$13,725,000	$13,730,435
Arrow Electronics 6.000%, 04/01/20	2,500,000	2,798,120
Hewlett-Packard 1.550%, 05/30/14	3,000,000	3,001,806
Intel 3.300%, 10/01/21	7,000,000	7,209,923
Oracle 3.625%, 07/15/23	15,000,000	15,338,235

		42,078,519

Total Corporate Obligations (Cost $158,016,647)		162,203,035

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.1%
FHLMC 3.750%, 03/27/19	8,000,000	8,757,440
2.375%, 01/13/22	19,000,000	18,712,587
1.750%, 05/30/19	21,500,000	21,460,784

		48,930,811

FNMA 2.625%, 11/20/14	10,000,000	10,140,080
1.125%, 04/27/17	18,000,000	18,102,276

		28,242,356

Total U.S. Government Agency Obligations (Cost $76,900,192)		77,173,167

U.S. TREASURY OBLIGATIONS — 1.4%
U.S. Treasury Bond 3.375%, 11/15/19	12,250,000	13,252,968

U.S. Treasury Inflationary Protection Securities 1.375%, 07/15/18	6,586,998	7,172,108
1.375%, 01/15/20	5,157,123	5,605,952

		12,778,060

Total U.S. Treasury Obligations (Cost $24,949,551)		26,031,028

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2014 (Unaudited)

SHORT-TERM INVESTMENT — 20.0%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (C) (Cost $372,243,584)	372,243,598	$372,243,584

Total Investments — 99.3% (Cost $1,614,381,109)		$1,852,189,127

Percentages are based upon Net Assets of $1,865,798,842.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At April 30, 2014, these securities amounted to $165,193,545 or 8.9% of Net Assets.

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2014.

(C)	The rate reported is the 7-day effective yield as of April 30, 2014.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of April 30, 2014 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,035,348,724	$—	$—	$1,035,348,724
Preferred Stock	179,189,589	—	—	179,189,589
Corporate Obligations	—	162,203,035	—	162,203,035
U.S. Government Agency Obligations	—	77,173,167	—	77,173,167
U.S. Treasury Obligations	—	26,031,028	—	26,031,028
Short-Term Investment	372,243,584	—	—	372,243,584

Total Investments in Securities	$1,586,781,897	$265,407,230	$—	$1,852,189,127

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the six-month period ended April 30, 2014, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.3%
	Shares	Value

CONSUMER DISCRETIONARY — 14.8%
Garmin	30,750	$1,755,825
General Motors	45,450	1,567,116
Ross Stores	32,875	2,238,130
Target	26,600	1,642,550
TJX	41,425	2,410,107
Viacom, Cl B	29,150	2,477,167

		12,090,895

CONSUMER STAPLES — 11.8%
Colgate-Palmolive	36,875	2,481,688
General Mills	44,400	2,354,088
McCormick	35,200	2,506,240
PepsiCo	27,125	2,329,766

		9,671,782

ENERGY — 6.5%
Chevron	14,200	1,782,384
EOG Resources	18,200	1,783,600
Exxon Mobil	17,500	1,792,175

		5,358,159

FINANCIAL SERVICES — 16.2%
American International Group	47,250	2,510,392
Franklin Resources	43,250	2,264,137
JPMorgan Chase	41,775	2,338,565
US Bancorp	64,400	2,626,232
Wells Fargo	71,500	3,549,260

		13,288,586

HEALTH CARE — 11.7%
Covidien	34,000	2,422,500
Express Scripts Holding*	42,100	2,803,018
Gilead Sciences*	11,100	871,239
Johnson & Johnson	34,826	3,527,526

		9,624,283

COMMON STOCK — continued
	Shares	Value

MATERIALS & PROCESSING — 3.4%
Rock-Tenn, Cl A	8,250	$788,783
Rockwood Holdings	10,300	731,815
Sherwin-Williams	6,400	1,278,976

		2,799,574

PRODUCER DURABLES — 17.4%
Flowserve	21,500	1,570,575
Honeywell International	27,650	2,568,685
MSC Industrial Direct, Cl A	18,500	1,684,610
Union Pacific	17,780	3,385,845
United Technologies	21,250	2,514,513
WW Grainger	9,950	2,531,280

		14,255,508

TECHNOLOGY — 17.5%
Accenture, Cl A	28,350	2,274,237
Amdocs	71,111	3,308,795
Apple	6,000	3,540,540
QUALCOMM	32,750	2,577,752
TE Connectivity	27,900	1,645,542
Western Digital	11,100	978,243

		14,325,109

Total Common Stock (Cost $68,577,698)		81,413,896

RIGHTS — 0.0%
	Number Of Rights
Kinder Morgan* (Cost $3)	10,882	—

SHORT-TERM INVESTMENT — 0.7%
Federated Prime Money Market Obligations Fund, 0.030% (A) (Cost $600,643)	600,643	600,643

Total Investments — 100.0% (Cost $69,178,344)		$82,014,539

Percentages are based upon Net Assets of $82,043,722.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
APRIL 30, 2014 (Unaudited)

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 97.2%
	Face Amount	Value

CONSUMER DISCRETIONARY — 15.8%
99 Cents Only Stores 11.000%, 12/15/19	$290,000	$327,700
Academy 9.250%, 08/01/19 (A)	205,000	223,194
Allbritton Communication 8.000%, 05/15/18	500,000	521,875
AMC Networks 7.750%, 07/15/21	777,000	870,240
Asbury Automotive Group 8.375%, 11/15/20	275,000	308,000
Avis Budget Car Rental 8.250%, 01/15/19	184,000	195,960
2.986%, 12/01/17 (A) (B)	815,000	820,094
Beazer Homes USA 8.125%, 06/15/16	385,000	424,462
6.625%, 04/15/18	340,000	362,950
Boyd Gaming 9.125%, 12/01/18	835,000	895,537
Burlington Coat Factory Warehouse 10.000%, 02/15/19	735,000	812,175
Cablevision Systems 8.625%, 09/15/17	753,000	886,658
CCO Holdings 8.125%, 04/30/20	175,000	191,844
7.375%, 06/01/20	275,000	302,156
7.250%, 10/30/17	335,000	354,681
7.000%, 01/15/19	650,000	686,562
Chinos Intermediate Holdings A 7.750%, 05/01/19 (A)	430,000	445,050
Claire’s Stores 9.000%, 03/15/19 (A)	850,000	884,000
Cumulus Media Holdings 7.750%, 05/01/19	495,000	527,175

CORPORATE OBLIGATIONS — continued
	Face Amont	Value

CONSUMER DISCRETIONARY — continued
DISH DBS 7.750%, 05/31/15	$300,000	$320,250
7.125%, 02/01/16	925,000	1,010,563
Elizabeth Arden 7.375%, 03/15/21	295,000	323,762
Entercom Radio 10.500%, 12/01/19	450,000	519,750
GRD Holdings III 10.750%, 06/01/19 (A)	380,000	424,650
Hertz 7.500%, 10/15/18	335,000	355,100
Jo-Ann Stores 8.125%, 03/15/19 (A)	995,000	1,033,556
Kate Spade 10.500%, 04/15/19	291,000	306,781
Lennar 6.500%, 04/15/16	275,000	298,375
5.600%, 05/31/15	105,000	109,462
4.750%, 12/15/17	425,000	449,438
Libbey Glass 6.875%, 05/15/20	50,000	51,535
LIN Television 8.375%, 04/15/18	560,000	590,800
Mediacom 9.125%, 08/15/19	400,000	426,500
MGM Resorts International 7.625%, 01/15/17	850,000	966,875
7.500%, 06/01/16	876,000	974,550
6.625%, 07/15/15	630,000	666,225
Michaels Stores 7.750%, 11/01/18	240,000	254,100
NES Rentals Holdings 7.875%, 05/01/18 (A)	550,000	585,750
New Academy Finance 8.000%, 06/15/18 (A)	480,000	492,005
Petco Animal Supplies 9.250%, 12/01/18 (A)	425,000	456,879
Pinnacle Entertainment 8.750%, 05/15/20	650,000	710,450
Sabre 8.500%, 05/15/19 (A)	305,000	336,262
Sabre Holdings 8.350%, 03/15/16	310,000	345,650
Scientific Games International 9.250%, 06/15/19	605,000	636,763
Serta Simmons Holdings 8.125%, 10/01/20 (A)	610,000	669,475

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2014 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Service Corp International 7.000%, 06/15/17	$620,000	$697,500
Seven Seas Cruises S de RL 9.125%, 05/15/19	500,000	550,000
Sinclair Television Group 8.375%, 10/15/18	170,000	181,900
Townsquare Radio 9.000%, 04/01/19 (A)	245,000	270,113
Toys R Us Property II 8.500%, 12/01/17	950,000	971,375
Univision Communications 7.875%, 11/01/20 (A)	700,000	769,125

		26,795,832

CONSUMER STAPLES — 4.1%
Big Heart Pet Brands 7.625%, 02/15/19	515,000	536,887
Burger King 9.875%, 10/15/18	850,000	922,250
Dave & Buster’s 11.000%, 06/01/18	860,000	912,675
DineEquity 9.500%, 10/30/18	750,000	810,938
Landry’s 9.375%, 05/01/20 (A)	645,000	711,112
Michael Foods Group 9.750%, 07/15/18	350,000	371,875
NPC International 10.500%, 01/15/20	250,000	285,625
Rite Aid 9.250%, 03/15/20	790,000	900,600
Smithfield Foods 7.750%, 07/01/17	445,000	515,088
SUPERVALU 8.000%, 05/01/16	951,000	1,052,044

		7,019,094

ENERGY — 11.7%
Alta Mesa Holdings 9.625%, 10/15/18	895,000	948,700
Basic Energy Services 7.750%, 02/15/19	504,000	539,280
BreitBurn Energy Partners 8.625%, 10/15/20	545,000	594,050
Calfrac Holdings 7.500%, 12/01/20 (A)	150,000	158,625
Calumet Specialty Products Partners 9.625%, 08/01/20	725,000	833,750

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Carrizo Oil & Gas 8.625%, 10/15/18	$400,000	$428,000
Chaparral Energy 9.875%, 10/01/20	580,000	656,850
Chesapeake Energy 6.500%, 08/15/17	620,000	695,175
3.250%, 03/15/16	417,000	421,691
Cloud Peak Energy 8.500%, 12/15/19	250,000	269,375
Comstock Resources 9.500%, 06/15/20	425,000	485,563
7.750%, 04/01/19	480,000	513,600
CONSOL Energy 8.250%, 04/01/20	323,000	351,666
El Paso 7.000%, 06/15/17	565,000	636,945
Energy XXI 9.250%, 12/15/17	480,000	521,400
Energy XXI Gulf Coast 7.750%, 06/15/19	710,000	763,250
EP Energy 9.375%, 05/01/20	695,000	800,987
Exterran Holdings 7.250%, 12/01/18	380,000	402,325
Forest Oil 7.250%, 06/15/19	224,000	196,560
Hilcorp Energy I 8.000%, 02/15/20 (A)	365,000	393,744
Kodiak Oil & Gas 8.125%, 12/01/19	682,000	757,020
Laredo Petroleum 9.500%, 02/15/19	300,000	330,000
Linn Energy 8.625%, 04/15/20	935,000	1,008,631
Peabody Energy 7.375%, 11/01/16	635,000	712,788
Penn Virginia 7.250%, 04/15/19	350,000	367,500
Pioneer Energy Services 9.875%, 03/15/18	972,000	1,024,245
Sabine Oil & Gas 9.750%, 02/15/17	545,000	569,525
Samson Investment 10.750%, 02/15/20 (A)	800,000	844,000
SandRidge Energy 8.750%, 01/15/20	933,000	1,008,806
Swift Energy 8.875%, 01/15/20	650,000	682,500
7.125%, 06/01/17	669,000	675,690

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2014 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Talos Production 9.750%, 02/15/18 (A)	$655,000	$689,388
W&T Offshore 8.500%, 06/15/19	295,000	318,600
WPX Energy 5.250%, 01/15/17	230,000	246,388

		19,846,617

FINANCIAL SERVICES — 11.0%
Air Lease 4.500%, 01/15/16	700,000	736,750
Aircastle 6.750%, 04/15/17	1,135,000	1,271,200
Ally Financial 8.300%, 02/12/15	380,000	400,425
3.500%, 07/18/16	815,000	841,691
2.750%, 01/30/17	500,000	506,250
Alphabet Holding 7.750%, 11/01/17	195,000	201,825
CIT Group 5.000%, 05/15/17	930,000	993,938
4.750%, 02/15/15 (A)	930,000	954,412
E*TRADE Financial 6.750%, 06/01/16	1,035,000	1,119,094
General Motors Financial 4.750%, 08/15/17	575,000	615,250
2.750%, 05/15/16	235,000	238,525
Icahn Enterprises 4.875%, 03/15/19 (A)	260,000	263,575
3.500%, 03/15/17 (A)	1,045,000	1,052,837
International Lease Finance 8.750%, 03/15/17	710,000	827,150
8.625%, 09/15/15	499,000	547,652
5.750%, 05/15/16	635,000	683,419
5.650%, 06/01/14	135,000	135,473
Kennedy-Wilson 8.750%, 04/01/19	580,000	633,650
Nationstar Mortgage 9.625%, 05/01/19	815,000	904,650
Nuveen Investments 5.500%, 09/15/15	1,153,000	1,204,885
Realogy Group 3.375%, 05/01/16 (A)	1,082,000	1,094,173
Regions Financial 7.750%, 11/10/14	24,000	24,900
SLM MTN 6.250%, 01/25/16	635,000	685,006
6.000%, 01/25/17	650,000	707,687

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Springleaf Finance MTN 6.900%, 12/15/17	$765,000	$839,588
5.750%, 09/15/16	507,000	537,420
5.400%, 12/01/15	545,000	569,525

		18,590,950

HEALTH CARE — 10.6%
Alere 7.250%, 07/01/18	680,000	746,300
Centene 5.750%, 06/01/17	800,000	874,000
CHS 8.000%, 11/15/19	1,100,000	1,203,125
Convatec Healthcare 10.500%, 12/15/18 (A)	110,000	121,000
DaVita HealthCare Partners 6.625%, 11/01/20	645,000	687,731
6.375%, 11/01/18	450,000	473,062
DJO Finance 8.750%, 03/15/18	915,000	992,775
7.750%, 04/15/18	510,000	535,500
Endo Health Solutions 7.000%, 07/15/19	615,000	661,125
Envision Healthcare 8.125%, 06/01/19	605,000	642,812
Fresenius Medical Care US Finance 6.500%, 09/15/18 (A)	225,000	252,562
Fresenius US Finance II 9.000%, 07/15/15 (A)	750,000	817,500
HCA 6.500%, 02/15/16	805,000	873,425
6.375%, 01/15/15	180,000	185,850
Health Net 6.375%, 06/01/17	315,000	342,563
HealthSouth 8.125%, 02/15/20	385,000	417,725
7.250%, 10/01/18	658,000	694,190
IASIS Healthcare 8.375%, 05/15/19	570,000	605,625
Immucor 11.125%, 08/15/19	670,000	757,100
IMS Health 12.500%, 03/01/18 (A)	118,000	129,800
Kindred Healthcare 8.250%, 06/01/19	630,000	674,100
MedAssets 8.000%, 11/15/18	480,000	510,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2014 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
NBTY 9.000%, 10/01/18	$560,000	$600,824
Omnicare 7.750%, 06/01/20	360,000	394,200
Physio-Control International 9.875%, 01/15/19 (A)	362,000	402,725
Prospect Medical Holdings 8.375%, 05/01/19 (A)	635,000	690,563
Symbion 8.000%, 06/15/16	240,000	250,800
Tenet Healthcare 9.250%, 02/01/15	450,000	475,875
8.000%, 08/01/20	775,000	842,813
Valeant Pharmaceuticals 6.875%, 12/01/18 (A)	565,000	596,075
6.750%, 10/01/17 (A)	450,000	472,500

		17,924,245

MATERIALS & PROCESSING — 15.8%
Ainsworth Lumber 7.500%, 12/15/17 (A)	851,000	904,187
AM Castle 12.750%, 12/15/16	330,000	368,775
ArcelorMittal 9.500%, 02/15/15	250,000	265,000
5.000%, 02/25/17	774,000	819,472
4.250%, 08/05/15	775,000	796,312
Ardagh Packaging Finance 9.125%, 10/15/20 (A)	700,000	775,250
7.375%, 10/15/17 (A)	300,000	317,625
Ashland 3.000%, 03/15/16	1,170,000	1,193,400
BOE Merger 9.500%, 11/01/17 (A)	539,000	567,297
Boise Cascade 6.375%, 11/01/20	560,000	602,000
BWAY Holding 10.000%, 06/15/18	400,000	422,000
Cascades 7.875%, 01/15/20	550,000	587,125
7.750%, 12/15/17	750,000	781,406
Cemex 9.000%, 01/11/18 (A)	300,000	324,000
5.234%, 09/30/15 (A) (B)	525,000	540,094
Commercial Metals 6.500%, 07/15/17	300,000	334,500
Dynacast International 9.250%, 07/15/19	345,000	382,950

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
FMG Resources August 2006 Pty 8.250%, 11/01/19 (A)	$500,000	$552,500
6.000%, 04/01/17 (A)	510,000	536,775
Global Brass & Copper 9.500%, 06/01/19	425,000	489,813
Graphic Packaging International 7.875%, 10/01/18	185,000	196,562
Hanson LTD 6.125%, 08/15/16	100,000	109,625
Hexion US Finance 8.875%, 02/01/18	1,015,000	1,056,869
Ineos Finance 8.375%, 02/15/19 (A)	885,000	974,606
7.500%, 05/01/20 (A)	225,000	246,094
Interface 7.625%, 12/01/18	360,000	382,050
Jarden 7.500%, 05/01/17	335,000	384,831
Kaiser Aluminum 8.250%, 06/01/20	385,000	434,088
Koppers 7.875%, 12/01/19	175,000	187,031
Lafarge 6.500%, 07/15/16	265,000	291,500
Louisiana-Pacific 7.500%, 06/01/20	370,000	408,850
Nortek 10.000%, 12/01/18	200,000	218,000
8.500%, 04/15/21	535,000	589,838
Novelis 8.750%, 12/15/20	705,000	786,075
8.375%, 12/15/17	530,000	565,775
OMNOVA Solutions 7.875%, 11/01/18	450,000	481,500
Owens-Brockway Glass Container 7.375%, 05/15/16	700,000	775,250
Packaging Dynamics 8.750%, 02/01/16 (A)	950,000	978,500
Polymer Group 7.750%, 02/01/19	599,000	642,428
PolyOne 7.375%, 09/15/20	290,000	317,550
Polypore International 7.500%, 11/15/17	446,000	471,377
Reynolds Group Issuer 9.000%, 04/15/19	850,000	907,375
7.875%, 08/15/19	760,000	834,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2014 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Sappi Papier Holding GmbH 8.375%, 06/15/19 (A)	$945,000	$1,046,588
7.750%, 07/15/17 (A)	675,000	751,781
Sealed Air 8.125%, 09/15/19 (A)	295,000	328,188
Tekni-Plex 9.750%, 06/01/19 (A)	479,000	542,468
Tembec Industries 11.250%, 12/15/18	390,000	425,100

		26,894,480

PRODUCER DURABLES — 10.9%
Algeco Scotsman Global Finance 8.500%, 10/15/18 (A)	885,000	951,375
Allison Transmission 7.125%, 05/15/19 (A)	265,000	286,200
American Axle & Manufacturing 5.125%, 02/15/19	340,000	356,150
Aviation Capital Group 3.875%, 09/27/16 (A)	400,000	413,121
Bombardier 4.250%, 01/15/16 (A)	537,000	557,809
Casella Waste Systems 7.750%, 02/15/19	570,000	597,075
Chassix 9.250%, 08/01/18 (A)	510,000	552,712
Chrysler Group 8.000%, 06/15/19 (A)	875,000	958,125
CNH Capital 6.250%, 11/01/16	440,000	481,800
3.875%, 11/01/15	250,000	256,250
3.250%, 02/01/17	725,000	739,500
Continental Airlines, Series 2009-1 Pass Through Trust 9.000%, 07/08/16	252,642	288,013
Covanta Holding 7.250%, 12/01/20	905,000	992,106
HD Supply 8.125%, 04/15/19	350,000	387,625
KB Home 9.100%, 09/15/17	760,000	896,800
Kratos Defense 10.000%, 06/01/17	850,000	894,625
Nuverra Environmental Solutions 9.875%, 04/15/18	350,000	355,250
Schaeffler Finance BV 7.750%, 02/15/17 (A)	350,000	397,250

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Schaeffler Holding Finance BV 6.875%, 08/15/18 (A)	$495,000	$525,319
SPL Logistics Escrow 8.875%, 08/01/20	495,000	550,687
Standard Pacific 10.750%, 09/15/16	345,000	412,275
Taylor Morrison Communities 7.750%, 04/15/20 (A)	765,000	839,588
Tenneco 7.750%, 08/15/18	335,000	352,587
Tomkins 9.000%, 10/01/18	437,000	468,683
TransDigm 7.750%, 12/15/18	766,000	815,790
TRW Automotive 7.250%, 03/15/17 (A)	600,000	690,000
United Airlines 6.750%, 09/15/15 (A)	1,360,000	1,382,100
United Rentals North America 8.375%, 09/15/20	850,000	942,438
US Airways, Series 2012-1 Class C Pass- Through Trust 9.125%, 10/01/15	139,616	147,993
USG 8.375%, 10/15/18 (A)	190,000	202,350
6.300%, 11/15/16	827,000	893,160

		18,584,756

REAL ESTATE INVESTMENT TRUST — 1.6%
Crown Castle International 7.125%, 11/01/19	300,000	320,250
Felcor Lodging 10.000%, 10/01/14	948,000	977,625
iStar Financial 5.875%, 03/15/16	400,000	428,000
3.875%, 07/01/16	900,000	927,000

		2,652,875

TECHNOLOGY — 5.3%
Advanced Micro Devices 8.125%, 12/15/17	625,000	653,125
Amkor Technologies 7.375%, 05/01/18	925,000	962,000
CDW 12.535%, 10/12/17	19,000	19,855
Dell 3.100%, 04/01/16	570,000	581,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2014 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Emdeon 11.000%, 12/31/19	$865,000	$999,075
Epicor Software 8.625%, 05/01/19	590,000	643,100
First Data 7.375%, 06/15/19 (A)	820,000	879,450
Freescale Semiconductor 8.050%, 02/01/20	213,000	232,703
Infor US 11.500%, 07/15/18	771,880	891,521
Interactive Data 10.250%, 08/01/18	130,000	139,994
5.875%, 04/15/19 (A)	190,000	190,712
NXP BV 3.500%, 09/15/16 (A)	535,000	547,706
SunGard Data Systems 7.375%, 11/15/18	525,000	556,500
Viasystems 7.875%, 05/01/19 (A)	765,000	814,725
Zayo Group 8.125%, 01/01/20	850,000	932,875

		9,044,741

UTILITIES — 10.4%
AES 9.750%, 04/15/16	175,000	202,125
8.000%, 10/15/17	470,000	558,125
7.750%, 10/15/15	263,000	286,341
Calpine 7.875%, 07/31/20 (A)	538,000	589,783
7.500%, 02/15/21 (A)	650,000	710,125
CenturyLink 6.000%, 04/01/17	555,000	613,275
5.150%, 06/15/17	70,000	75,687
Cincinnati Bell 8.750%, 03/15/18	790,000	829,500
CommScope 8.250%, 01/15/19 (A)	562,000	608,365
CPI International 8.750%, 02/15/18	375,000	392,812
eAccess 8.250%, 04/01/18 (A)	460,000	500,250
Frontier Communications 8.250%, 04/15/17	725,000	843,719
Inmarsat Finance 7.375%, 12/01/17 (A)	475,000	494,000
Intelsat Jackson Holdings 7.250%, 04/01/19	936,000	1,002,690

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Level 3 Communications 11.875%, 02/01/19	$190,000	$214,225
Level 3 Financing 9.375%, 04/01/19	130,000	143,650
8.625%, 07/15/20	300,000	336,000
3.846%, 01/15/18 (A) (B)	595,000	603,925
MetroPCS Wireless 7.875%, 09/01/18	400,000	423,000
NRG Energy 8.250%, 09/01/20	405,000	447,019
7.875%, 05/15/21	660,000	731,775
PAETEC Holding 9.875%, 12/01/18	255,000	277,950
Sprint Communications 9.125%, 03/01/17	795,000	941,081
6.000%, 12/01/16	1,135,000	1,242,825
Telecom Italia Capital 5.250%, 10/01/15	550,000	578,875
Telesat Canada 6.000%, 05/15/17 (A)	490,000	506,538
T-Mobile USA 6.464%, 04/28/19	400,000	424,000
Virgin Media Finance 8.375%, 10/15/19	725,000	774,844
West 8.625%, 10/01/18	900,000	960,750
Windstream 8.125%, 09/01/18	675,000	713,813
7.875%, 11/01/17 (A)	490,000	562,887

		17,589,954

Total Corporate Obligations (Cost $164,421,131)		164,943,544

Total Investments — 97.2% (Cost $164,421,131)		$164,943,544

Percentages are based upon Net Assets of $169,655,608.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2014.

LTD – Limited

MTN – Medium Term Note

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2014 (Unaudited)

As of April 30, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.7%
	Shares	Value

ARGENTINA — 1.3%
Tenaris	8,572	$191,942

AUSTRALIA — 1.5%
Rio Tinto	3,784	216,895

AUSTRIA — 3.0%
Vienna Insurance Group	2,822	150,438
Voestalpine	6,197	282,854

		433,292

BELGIUM — 2.0%
Anheuser-Busch InBev	2,571	279,785

CANADA — 0.5%
Agrium	762	73,186

FRANCE — 5.9%
BNP Paribas	4,288	321,898
Schneider Electric	3,578	335,313
Total	2,585	184,622

		841,833

GERMANY — 3.8%
Hannover Rueckversicherung	1,655	154,089
Henkel & KGaA	2,539	260,593
SAP	1,523	122,634

		537,316

HONG KONG — 6.2%
AIA Group	23,437	113,664
CNOOC	119,513	197,622
Lenovo Group	197,830	225,058
Samsonite International	25,786	81,819
Wharf Holdings	30,654	214,496
Zoomlion Heavy Industry Science and Technology	72,210	48,153

		880,812

COMMON STOCK — continued
	Shares	Value

JAPAN — 9.1%
Astellas Pharma	19,725	$219,370
Canon*	3,860	121,386
Japan Tobacco	7,291	239,337
Keyence	675	260,037
Nippon Telegraph & Telephone	4,338	240,206
Nuflare Technology	1,256	78,258
Ship Healthcare Holdings	3,973	135,238

		1,293,832

JERSEY — 1.0%
Randgold Resources ADR	1,788	143,165

NETHERLANDS — 2.3%
ING Groep*	10,737	152,460
Unilever	3,917	167,836

		320,296

PHILIPPINES — 0.4%
Ayala Land	82,073	55,415

SINGAPORE — 0.8%
Keppel	13,514	113,506

SOUTH KOREA — 2.7%
BS Financial Group	9,337	142,770
Samsung Electronics	187	243,048

		385,818

SPAIN — 1.3%
Banco Popular Espanol	25,095	184,522

SWITZERLAND — 4.0%
Roche Holding	1,306	382,852
UBS	9,249	193,366

		576,218

TAIWAN — 0.9%
Taiwan Semiconductor
Manufacturing	31,664	124,253

THAILAND — 2.9%
BEC World	54,380	92,006
PTT Exploration & Production	25,471	125,545
Thai Union Frozen Products PLC	91,903	198,801

		416,352

TURKEY — 0.9%
Tupras Turkiye Petrol Rafinerileri	5,473	123,117

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — 8.7%
British American Tobacco	2,173	$125,366
GlaxoSmithKline	6,303	173,676
Informa	22,968	187,031
Lloyds Banking Group*	184,105	234,250
Persimmon*	5,704	126,353
Petrofac	6,861	168,316
SABMiller	2,409	130,989
Sage Group	13,890	99,998

		1,245,979

UNITED STATES — 38.5%
ACE	2,359	241,373
AGCO	3,958	220,461
AT&T	5,450	194,565
Bristol-Myers Squibb	1,517	75,986
Cameron International*	3,333	216,512
Capital One Financial	2,910	215,049
Caterpillar	2,001	210,905
Dun & Bradstreet	3,016	334,052
Exxon Mobil	1,386	141,940
Freeport-McMoRan Copper & Gold	3,067	105,413
Generac Holdings*	3,427	201,782
Honeywell International	4,243	394,175
International Business Machines	838	164,642
JPMorgan Chase	7,809	437,148
Kraft Foods Group	4,136	235,173
MetLife	5,232	273,895
Mondelez International, Cl A	4,344	154,864
Moody’s	5,060	397,210
Omnicom Group	4,056	274,510
Raytheon	2,896	276,510
Stanley Black & Decker	2,390	205,277
T. Rowe Price Group	2,227	182,903
Williams	7,894	332,890

		5,487,235

Total Common Stock (Cost $12,163,315)		13,924,769

EXCHANGE TRADED FUND — 0.5%
UNITED STATES — 0.5%
iShares MSCI Italy Capped ETF	4,347	78,420

(Cost $57,416)		78,420

SHORT-TERM INVESTMENT — 1.5%
	Shares	Value
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $214,902)	214,902	$214,902

Total Investments — 99.7% (Cost $12,435,633)		$14,218,091

Percentages are based upon Net Assets of $14,255,171.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2014.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

MSCI – Morgan Stanley Capital International

PLC – Public Limited Company

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 100.0%
	Shares	Value

ARGENTINA — 1.4%
Tenaris	4,123	$92,321

AUSTRALIA — 1.1%
Rio Tinto	1,360	77,954

AUSTRIA — 3.5%
Vienna Insurance Group	1,644	87,640
Voestalpine	3,372	153,910

		241,550

BELGIUM — 2.5%
Anheuser-Busch InBev	1,211	131,785
Umicore	785	38,472

		170,257

BRAZIL — 0.6%
Vale ADR, Cl B	2,908	38,444

CANADA — 1.2%
Intact Financial	1,301	85,428

FRANCE — 7.7%
AXA	1,555	40,504
BNP Paribas	1,301	97,665
Schneider Electric	1,431	134,107
Total	1,686	120,415
Unibail-Rodamco REIT	512	138,122

		530,813

GERMANY — 3.6%
Hannover Rueckversicherung	1,610	149,899
SAP	540	43,482
Wincor Nixdorf	860	56,172

		249,553

COMMON STOCK — continued
	Shares	Value

HONG KONG — 7.0%
AIA Group	11,880	$57,615
ASM Pacific Technology	9,032	100,421
CNOOC	36,199	59,857
Lenovo Group	100,237	114,033
Samsonite International	13,092	41,541
VTech Holdings	6,046	83,442
Zoomlion Heavy Industry Science and Technology	37,802	25,208

		482,117

JAPAN — 6.5%
Astellas Pharma	8,166	90,818
Canon*	1,886	59,309
Japan Tobacco	3,043	99,890
Nippon Telegraph & Telephone	1,531	84,775
Nuflare Technology	656	40,874
Ship Healthcare Holdings	2,012	68,487

		444,153

NETHERLANDS — 5.4%
Akzo Nobel	1,163	89,532
ING Groep*	6,722	95,449
Koninklijke Philips Electronics	1,558	49,876
Unilever	2,367	101,422
Wereldhave REIT	396	33,277

		369,556

NEW ZEALAND — 1.9%
Sky Network Television	22,323	128,777

PHILIPPINES — 0.4%
Ayala Land	41,355	27,922

SINGAPORE — 1.4%
Keppel	11,737	98,581

SOUTH KOREA — 1.7%
Samsung Electronics GDR	240	119,304

SWITZERLAND — 3.9%
Roche Holding	512	150,092
UBS	5,781	120,862

		270,954

TAIWAN — 1.3%
Taiwan Semiconductor Manufacturing	16,036	62,927
TSRC	18,100	26,552

		89,479

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

THAILAND — 3.6%
BEC World	54,959	$92,985
Thai Oil	23,510	37,961
Thai Union Frozen Products PLC	52,286	113,103

		244,049

TURKEY — 1.0%
Tupras Turkiye Petrol Rafinerileri	2,944	66,226

UNITED KINGDOM — 8.5%
British American Tobacco	1,052	60,692
Close Brothers Group	3,146	74,151
GlaxoSmithKline	2,391	65,883
Informa	11,386	92,718
Petrofac	3,748	91,947
Sage Group	8,266	59,509
Segro REIT	10,072	59,502
Verizon Communications	639	29,867
Vodafone Group	13,622	51,507

		585,776

UNITED STATES — 35.8%
ACE	2,198	224,899
AT&T	3,117	111,277
Bristol-Myers Squibb	2,426	121,518
Capital One Financial	1,501	110,924
Dun & Bradstreet	1,003	111,092
Freeport-McMoRan Copper & Gold	2,689	92,421
Honeywell International	2,347	218,036
International Business Machines	406	79,767
JPMorgan Chase	4,140	231,757
Kinder Morgan Energy Partners LP (A)	1,900	143,222
Kraft Foods Group	1,964	111,673
MetLife	3,010	157,574
Mondelez International, Cl A	3,010	107,307
National Retail Properties REIT	3,991	136,213
Raytheon	1,497	142,934
Stanley Black & Decker	1,110	95,338
T. Rowe Price Group	1,110	91,164
Verizon Communications	20	934
Williams	4,076	171,885

		2,459,935

Total Common Stock (Cost $6,135,058)		6,873,149

SHORT-TERM INVESTMENT — 0.6%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $43,099)	43,099	$43,099

Total Investments — 100.6% (Cost $6,178,157)		$6,916,248

Percentages are based upon Net Assets of $6,876,072.

*	Non-income producing security.

(A)	Security considered a Master Limited Partnership. At April 30, 2014, these securities amounted to 143,222 or 2.1% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2014.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2014 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 88.9%
	Shares	Value

ARGENTINA — 1.3%
Tenaris ADR	14,287	$629,342

BRAZIL — 11.0%
Banco Bradesco	50,575	750,771
Cia Energetica de Minas Gerais	67,043	504,833
Cielo	44,440	775,097
Gerdau	88,684	532,561
Lojas Americanas	102,042	775,698
Lojas Renner	22,660	659,754
Petroleo Brasileiro*	95,676	705,851
Vale ADR, Cl B	43,870	579,962

		5,284,527

CANADA — 1.1%
Eldorado Gold	34,245	208,710
Yamana Gold	40,138	300,655

		509,365

CHILE — 1.4%
Enersis	2,158,534	698,146

CHINA — 4.9%
China BlueChemical	973,078	522,124
Golden Eagle Retail Group	397,517	512,730
PetroChina, Cl H	530,869	614,889
Tingyi Cayman Islands Holding	251,995	700,442

		2,350,185

EGYPT — 1.6%
Commercial International Bank Egypt	145,316	777,433

HONG KONG — 14.5%
AIA Group	116,082	562,971
ASM Pacific Technology	67,157	746,675
BOC Hong Kong Holdings	173,465	507,891

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
China Overseas Land & Investment	224,816	$551,532
CNOOC	356,638	589,724
First Pacific	439,633	487,098
Huabao International Holdings	1,203,846	569,862
Lenovo Group	526,643	599,126
Samsonite International	220,868	700,811
VTech Holdings	56,733	782,983
Wharf Holdings	65,160	455,947
Zoomlion Heavy Industry Science and Technology	623,384	415,699

		6,970,319

INDONESIA — 6.0%
Bank Mandiri Persero	801,287	680,937
Media Nusantara Citra	3,041,454	714,228
Telekomunikasi Indonesia Persero	3,658,973	716,825
United Tractors	416,513	781,761

		2,893,751

JERSEY — 1.4%
Randgold Resources	8,188	660,813

MALAYSIA — 1.9%
British American Tobacco Malaysia	27,495	515,294
CIMB Group Holdings	166,036	381,850

		897,144

MEXICO — 3.1%
Fomento Economico Mexicano ADR	7,674	696,569
Kimberly-Clark de Mexico, Cl A	131,866	344,110
Wal-Mart de Mexico	173,361	438,612

		1,479,291

PERU — 1.8%
Credicorp	5,734	855,800

PHILIPPINES — 1.4%
Ayala Land	556,491	375,737
Philippine Long Distance Telephone	4,663	301,244

		676,981

POLAND — 1.4%
Powszechna Kasa Oszczednosci Bank Polski	49,511	678,647

SOUTH AFRICA — 6.4%
AVI	89,421	493,067
Foschini Group	41,948	432,618

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — continued
Impala Platinum Holdings	55,518	$624,812
Massmart Holdings	21,249	281,253
MTN Group	32,578	652,799
Woolworths Holdings	85,884	583,689

		3,068,238

SOUTH KOREA — 5.7%
BS Financial Group	40,026	612,030
Hankook Tire	10,849	626,813
Korea Kolmar	19,194	630,636
Samsung Electronics	674	876,011

		2,745,490

TAIWAN — 7.4%
Giant Manufacturing	99,550	777,992
Largan Precision	9,374	585,138
Taiwan Semiconductor Manufacturing	231,857	909,830
Tripod Technology	340,896	670,548
TSRC	426,549	625,741

		3,569,249

THAILAND — 7.2%
Kasikornbank	122,574	725,368
PTT Exploration & Production	133,582	658,416
Siam Cement	54,759	737,008
Thai Oil	321,282	518,757
Thai Union Frozen Products PLC	379,525	820,975

		3,460,524

TURKEY — 7.4%
Emlak Konut Gayrimenkul Yatirim Ortakligi, REIT	423,484	553,535
Enka Insaat ve Sanayi	216,709	656,834
Ford Otomotiv Sanayi*	46,089	520,576
Koza Altin Isletmeleri	55,242	550,706
TAV Havalimanlari Holding	74,287	594,563
Tupras Turkiye Petrol Rafinerileri	30,963	696,523

		3,572,737

UNITED KINGDOM — 2.0%
Bank of Georgia Holdings	5,821	255,826
SABMiller	13,200	717,745

		973,571

Total Common Stock (Cost $45,254,885)		42,751,553

PARTCIPATORY NOTES — 10.5%
	Shares	Value

INDIA — 10.5%
JPMorgan (convertible to Bharat Forge) 05/16/17*	124,581	$837,184
JPMorgan (convertible to Bharat Heavy Electricals) 02/16/17*	218,449	650,978
JPMorgan (convertible to Bharti Airtel) 02/07/17*	132,814	718,524
JPMorgan (convertible to Oil & Natural Gas Corporation) 02/08/17*	125,651	677,259
JPMorgan (convertible to Reliance Industries) 02/07/17*	49,041	756,703
JPMorgan (convertible to Tata Consultancy) 02/07/17*	23,624	857,079
JPMorgan (convertible to Titan Industries) 08/14/17*	126,398	530,871

Total Participatory Notes (Cost $4,217,178)		5,028,598

SHORT-TERM INVESTMENT — 0.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $331,571)	331,571	331,571

Total Investments —100.1% (Cost $49,803,634)		$48,111,722

Percentages are based upon Net Assets of $48,081,932.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2014.

ADR – American Depositary Receipt

Cl – Class

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2014 (Unaudited)

The following is a summary of the inputs used as of April 30, 2014 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$42,751,553	$—	$—	$42,751,553
Participatory Notes	—	5,028,598	—	5,028,598
Short-Term Investment	331,571	—	—	331,571

Total Investments in Securities	$43,083,124	$5,028,598	$—	$48,111,722

For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2014 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Assets:
Investments, at Value (Cost $138,480,430, $422,967,725, $89,811,596 and $81,735,041, respectively)	$183,746,834	$540,655,139	$100,935,270	$94,281,309
Cash	5,350	—	—	—
Dividends and Income Receivable	187,674	62,422	9,965	36,887
Receivable for Capital Shares Sold	24,581	986,458	94,132	21,408
Reclaims Receivable	3,584	—	—	—
Receivable for Investment Securities Sold	—	—	202,461	293,757
Prepaid Expenses	19,831	17,017	16,305	13,507

Total Assets	183,987,854	541,721,036	101,258,133	94,646,868

Liabilities:
Payable for Investment Securities Purchased	—	—	—	284,318
Payable due to Investment Adviser	112,592	335,260	63,399	65,259
Payable for Capital Shares Redeemed	39,540	60,364	8,722	69,895
Payable due to Administrator	7,366	21,933	3,987	3,767
Payable due to Trustees	1,816	5,144	762	638
Chief Compliance Officer Fees Payable	1,228	4,589	—	32
Payable for Distribution Fees — Class A	1,132	—	—	—
Other Accrued Expenses	23,666	85,320	30,602	22,036

Total Liabilities	187,340	512,610	107,472	445,945

Net Assets	$183,800,514	$541,208,426	$101,150,661	$94,200,923

NET ASSETS CONSIST OF:
Paid-in Capital	$129,037,233	$398,168,631	$89,025,460	$78,191,203
Undistributed (Distributions in excess of) Net Investment Income	572,613	(288,002)	(380)	(17,287)
Accumulated Net Realized Gain on Investments	8,924,264	25,640,383	1,001,907	3,480,739
Net Unrealized Appreciation on Investments	45,266,404	117,687,414	11,123,674	12,546,268

Net Assets	$183,800,514	$541,208,426	$101,150,661	$94,200,923

Institutional Class Shares
Net Assets	$178,076,186	$541,208,426	$101,150,661	$94,200,923
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14,515,468	31,050,277	7,447,607	6,898,908

Net Asset Value, Offering and Redemption Price Per Share	$12.27	$17.43	$13.58	$13.65

Class A Shares
Net Assets	$5,724,328	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	467,046	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$12.26	N/A	N/A	N/A

Maximum Offering Price per share	$12.91	N/A	N/A	N/A

	($12.26 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2014 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield
Assets:
Investments, at Value (Cost $1,614,381,109, $69,178,344 and $164,421,131, respectively)	$1,852,189,127	$82,014,539	$164,943,544
Cash	—	2,275	2,216,447
Receivable for Capital Shares Sold	9,871,455	28,371	259,825
Dividends and Income Receivable	5,594,919	66,569	3,198,677
Reclaims Receivable	304,247	2,175	—
Receivable for Investment Securities Sold	—	—	796,313
Prepaid Expenses	56,552	12,379	22,165

Total Assets	1,868,016,300	82,126,308	171,436,971

Liabilities:
Payable for Investment Securities Purchased	—	—	1,608,480
Payable due to Investment Adviser	1,112,687	50,295	102,558
Payable for Capital Shares Redeemed	895,549	11,518	29,250
Payable due to Administrator	72,791	3,290	6,991
Payable for Distribution Fees — Class A	32,966	—	224
Payable due to Trustees	16,794	824	1,600
Chief Compliance Officer Fees Payable	15,991	244	849
Other Accrued Expenses	70,680	16,415	31,411

Total Liabilities	2,217,458	82,586	1,781,363

Net Assets	$1,865,798,842	$82,043,722	$169,655,608

NET ASSETS CONSIST OF:
Paid-in Capital	$1,603,498,262	$63,459,962	$169,174,988
Undistributed Net Investment Income	5,732,101	307,394	16,842
Accumulated Net Realized Gain (Loss) on Investments	18,760,461	5,440,171	(58,635)
Net Unrealized Appreciation on Investments	237,808,018	12,836,195	522,413

Net Assets	$1,865,798,842	$82,043,722	$169,655,608

Institutional Class Shares
Net Assets	$1,689,066,804	$82,043,722	$168,448,159
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	117,491,826	6,927,507	16,629,333

Net Asset Value, Offering and Redemption Price Per Share	$14.38	$11.84	$10.13

Class A Shares
Net Assets	$176,732,038	N/A	$1,207,449
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,304,915	N/A	119,277

Net Asset Value, Offering and Redemption Price Per Share	$14.36	N/A	$10.12

Maximum Offering Price per share	$15.12	N/A	$10.35

	($14.36 ÷ 95.00%)	N/A	($10.12 ÷ 97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2014 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
Assets:
Investments, at Value (Cost $12,435,633, $6,178,157 and $49,803,634, respectively)	$14,218,091	$6,916,248	$48,111,722
Foreign Currency, at Value (Cost $–, $932 and $23,630)	—	932	23,630
Dividends and Income Receivable	32,298	26,034	59,265
Reclaims Receivable	14,429	7,410	12,469
Receivable for Capital Shares Sold	7,191	3,835	7,991
Receivable from Investment Adviser	4,569	6,510	—
Receivable for Investment Securities Sold	—	226,254	—
Prepaid Expenses	9,830	11,819	18,385

Total Assets	14,286,408	7,199,042	48,233,462

Liabilities:
Payable for Investment Securities Purchased	—	13,071	93,725
Payable due to Administrator	7,577	3,782	25,504
Payable for Capital Shares Redeemed	6,738	279,738	3,901
Chief Compliance Officer Fees Payable	464	536	121
Payable due to Trustees	139	68	455
Payable due to Investment Adviser	—	—	4,938
Payable for Distribution Fees — Class A	—	—	100
Cash Overdraft	—	5,723	—
Other Accrued Expenses	16,319	20,052	22,786

Total Liabilities	31,237	322,970	151,530

Net Assets	$14,255,171	$6,876,072	$48,081,932

NET ASSETS CONSIST OF:
Paid-in Capital	$12,503,388	$6,157,385	$52,314,566
Undistributed Net Investment Income	58,291	74,745	222,473
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(89,604)	(94,473)	(2,763,279)
Net Unrealized Appreciation (Depreciation)on Investments	1,782,458	738,091	(1,691,912)
Net Unrealized Appreciation on Foreign Currencies and other Assets and Liabilities Denominated in Foreign Currency Transactions	638	324	84

Net Assets	$14,255,171	$6,876,072	$48,081,932

Institutional Class Shares
Net Assets	$14,255,171	$6,876,072	$47,427,653
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,218,501	597,262	5,188,469

Net Asset Value, Offering and Redemption Price Per Share	$11.70	$11.51	$9.14

Class A Shares
Net Assets	N/A	N/A	$654,279
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	71,711

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$9.12

Maximum Offering Price per share	N/A	N/A	$9.60

	N/A	N/A	($9.12÷95.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED
APRIL 30, 2014 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Investment Income
Dividends	$1,715,842	$2,877,691	$407,056	$423,681

Total Investment Income	1,715,842	2,877,691	407,056	423,681

Expenses
Investment Advisory Fees	663,592	1,975,490	263,085	292,228
Administration Fees	44,066	131,148	17,399	17,101
Distribution Fees — Class A	6,776	—	—	—
Trustees’ Fees	3,312	9,597	1,102	1,155
Chief Compliance Officer Fees	1,796	5,029	769	703
Transfer Agent Fees	25,217	30,019	10,474	11,225
Registration and Filing Fees	17,201	17,158	14,493	9,795
Professional Fees	13,354	18,655	11,522	11,524
Custodian Fees	5,353	12,218	1,697	2,636
Printing Fees	5,196	15,268	2,116	1,911
Shareholder Servicing Fees	—	197,693	24,555	34,379
Other Expenses	4,377	11,031	1,574	1,736

Total Expenses	790,240	2,423,306	348,786	384,393

Less:
Waiver of Investment Advisory Fees	—	—	—	(6,938)
Advisory Waiver Recapture	—	—	633	—
Fees Paid Indirectly	(59)	(10)	(3)	(3)

Net Expenses	790,181	2,423,296	349,416	377,452

Net Investment Income	925,661	454,395	57,640	46,229

Net Realized Gain on Investments	9,815,189	26,113,756	1,086,047	3,576,403
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,957,589	5,129,748	3,966,132	(1,824,247)

Net Realized and Unrealized Gain on Investments	12,772,778	31,243,504	5,052,179	1,752,156

Net Increase in Net Assets Resulting from Operations	$13,698,439	$31,697,899	$5,109,819	$1,798,385

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED
APRIL 30, 2014 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$18,672,461	$807,055	$—
Interest	4,417,413	—	3,525,621
Less: Foreign Taxes Withheld	(213,569)	—	—

Total Investment Income	22,876,305	807,055	3,525,621

Expenses
Investment Advisory Fees	6,287,577	303,545	518,502
Administration Fees	417,377	20,163	34,354
Distribution Fees — Class A	199,818	–	1,051
Trustees’ Fees	30,197	1,538	2,436
Chief Compliance Officer Fees	15,774	883	1,485
Transfer Agent Fees	121,827	12,458	22,527
Registration and Filing Fees	55,476	10,045	23,471
Printing Fees	48,486	2,379	4,297
Professional Fees	36,237	11,847	12,673
Custodian Fees	30,841	2,361	4,159
Other Expenses	31,697	2,200	25,369

Total Expenses	7,275,307	367,419	650,324

Less:
Waiver of Investment Advisory Fees	—	—	(27,204)
Fees Paid Indirectly	(672)	(10)	(141)

Net Expenses	7,274,635	367,409	622,979

Net Investment Income	15,601,670	439,646	2,902,642

Net Realized Gain (Loss) on Investments	7,496,683	5,442,363	(57,212)
Net Change in Unrealized Appreciation (Depreciation) on Investments	82,540,028	(530,867)	275,982

Net Realized and Unrealized Gain on Investments	90,036,711	4,911,496	218,770

Net Increase in Net Assets Resulting from Operations	$105,638,381	$5,351,142	$3,121,412

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED
APRIL 30, 2014 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
Investment Income
Dividends	$149,793	$130,694	$545,724
Less: Foreign Taxes Withheld	(8,300)	(3,990)	(39,964)

Total Investment Income	141,493	126,704	505,760

Expenses
Investment Advisory Fees	54,279	26,671	217,973
Administration Fees	35,158	17,291	118,550
Trustees’ Fees	250	120	881
Chief Compliance Officer Fees	235	169	544
Distribution Fees — Class A	—	—	916
Custodian Fees	12,777	17,866	36,670
Registration and Filing Fees	11,522	8,729	15,822
Professional Fees	10,758	10,647	11,285
Transfer Agent Fees	8,995	8,706	18,823
Offering Costs	1,378	1,378	7,704
Printing Fees	393	191	1,560
Other Expenses	3,715	3,404	4,792

Total Expenses	139,460	95,172	435,520

Less:
Waiver of Investment Advisory Fees	(54,279)	(26,671)	(159,293)
Reimbursement of other operating expenses	(17,328)	(35,160)	–
Fees Paid Indirectly	(1)	(1)	(5)

Net Expenses	67,852	33,340	276,222

Net Investment Income	73,641	93,364	229,538

Net Realized (Loss) on Investments	(81,927)	(67,707)	(1,303,703)
Net Realized (Loss) on Foreign Currency Transactions	(6,956)	(3,745)	(16,983)
Net Change in Unrealized Appreciation on Investments	483,305	187,412	585,071
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Transactions	(447)	(597)	739

Net Realized and Unrealized Gain (Loss) on Investments	393,975	115,363	(734,876)

Net Increase (Decrease) in Net Assets Resulting from Operations	$467,616	$208,727	$(505,338)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood SMidCap Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net Investment Income	$925,661	$1,932,276	$454,395	$3,753,545
Net Realized Gain on Investments	9,815,189	22,553,291	26,113,756	66,445,577
Net Change in Unrealized Appreciation (Depreciation) on investments	2,957,589	12,139,374	5,129,748	53,338,212

Net Increase in Net Assets Resulting from Operations	13,698,439	36,624,941	31,697,899	123,537,334

Dividends and Distributions:

Net Investment Income:
Institutional Class	(1,491,131)	(2,102,629)	(2,285,479)	(5,877,499)
Class A	(34,741)	(59,394)	—	—

Net Realized Gains:
Institutional Class	(19,820,624)	(11,740,145)	(49,229,486)	—
Class A	(613,347)	(368,485)	—	—

Total Dividends and Distributions	(21,959,843)	(14,270,653)	(51,514,965)	(5,877,499)

Capital Share Transactions:

Institutional Class:
Issued	7,537,341	27,314,296	109,994,042	72,231,748
Reinvestment of Dividends	19,577,356	12,472,529	44,993,591	5,103,360
Redeemed	(9,357,630)	(47,288,917)	(78,568,185)	(96,332,880)

Increase (Decrease) in Institutional Class Capital Share Transactions	17,757,067	(7,502,092)	76,419,448	(18,997,772)

Class A:
Issued	369,938	851,894	N/A	N/A
Reinvestment of Dividends	648,080	427,877	N/A	N/A
Redeemed	(215,985)	(1,455,086)	N/A	N/A

Increase (Decrease) in Class A Capital Share Transactions	802,033	(175,315)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,559,100	(7,677,407)	76,419,448	(18,997,772)

Total Increase (Decrease) in Net Assets	10,297,696	14,676,881	56,602,382	98,662,063

Net Assets:
Beginning of Period	$173,502,818	$158,825,937	$484,606,044	$385,943,981

End of Period	$183,800,514	$173,502,818	$541,208,426	$484,606,044

Undistributed (Distributions in Excess of) Net Investment Income	$572,613	$1,172,824	$(288,002)	$1,543,082

Shares Issued and Redeemed:

Institutional Class:
Issued	620,963	2,285,208	6,506,700	4,458,709
Reinvestment of Dividends	1,684,394	1,182,498	2,714,489	360,661
Redeemed	(775,798)	(4,131,895)	(4,536,515)	(6,015,934)

Total Institutional Class Transactions	1,529,559	(664,189)	4,684,674	(1,196,564)

Class A:
Issued	30,141	73,037	N/A	N/A
Reinvestment of Dividends	55,921	40,622	N/A	N/A
Redeemed	(17,609)	(122,433)	N/A	N/A

Total Class A Transactions	68,453	(8,774)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	1,598,012	(672,963)	4,684,674	(1,196,564)

Amounts designated as “—” are $0 or have been rounded to $0.

(1) Includes issuances as a result of an in-kind transfer of securities (See Note 11).

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SmallCap Value Fund		Westwood Income Opportunity Fund		Westwood Dividend Growth Fund
Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

$57,640	$138,517	$46,229	$171,821	$15,601,670	$23,271,717	$439,646	$1,287,167
1,086,047	2,432,987	3,576,403	5,452,407	7,496,683	7,656,985	5,442,363	9,232,568
3,966,132	5,526,178	(1,824,247)	10,696,856	82,540,028	91,107,413	(530,867)	7,341,684

5,109,819	8,097,682	1,798,385	16,321,084	105,638,381	122,036,115	5,351,142	17,861,419

(141,886)	(130,768)	(86,976)	(244,975)	(9,069,102)	(16,630,455)	(971,574)	(1,651,220)
—	—	—	—	(749,519)	(1,369,549)	—	—

(1,375,254)	—	(4,802,068)	(1,304,679)	(2,547,299)	—	(8,454,739)	(5,459,917)
—	—	—	—	(274,696)	—	—	—

(1,517,140)	(130,768)	(4,889,044)	(1,549,654)	(12,640,616)	(18,000,004)	(9,426,313)	(7,111,137)

69,422,331	13,437,084	43,922,474	23,188,824 (1)	365,835,443	696,799,839	1,572,037	4,876,660
1,490,442	114,088	4,881,129	1,547,465	10,880,268	15,493,543	9,339,702	7,069,174
(8,431,151)	(7,572,470)	(10,008,923)	(13,906,201)	(175,908,958)	(209,069,187)	(8,363,842)	(21,054,520)

62,481,622	5,978,702	38,794,680	10,830,088	200,806,753	503,224,195	2,547,897	(9,108,686)

N/A	N/A	N/A	N/A	44,887,686	121,185,273	N/A	N/A
N/A	N/A	N/A	N/A	919,999	1,282,763	N/A	N/A
N/A	N/A	N/A	N/A	(23,798,727)	(46,623,816)	N/A	N/A

N/A	N/A	N/A	N/A	22,008,958	75,844,220	N/A	N/A

62,481,622	5,978,702	38,794,680	10,830,088	222,815,711	579,068,415	2,547,897	(9,108,686)

66,074,301	13,945,616	35,704,021	25,601,518	315,813,476	683,104,526	(1,527,274)	1,641,596

$35,076,360	$21,130,744	$58,496,902	$32,895,384	$1,549,985,366	$866,880,840	$83,570,996	$81,929,400

$101,150,661	$35,076,360	$94,200,923	$58,496,902	$1,865,798,842	$1,549,985,366	$82,043,722	$83,570,996

$(380)	$83,866	$(17,287)	$23,460	$5,732,101	$(50,948)	$307,394	$839,322

5,285,558	1,205,834	3,115,295	1,914,805	26,371,223	52,704,410	131,362	426,650
117,705	11,296	369,160	156,829	783,429	1,190,559	819,981	691,420
(638,868)	(686,877)	(727,110)	(1,152,915)	(12,739,490)	(16,119,497)	(671,019)	(1,921,968)

4,764,395	530,253	2,757,345	918,719	14,415,162	37,775,472	280,324	(803,898)

N/A	N/A	N/A	N/A	3,235,105	9,116,163	N/A	N/A
N/A	N/A	N/A	N/A	66,381	98,270	N/A	N/A
N/A	N/A	N/A	N/A	(1,714,837)	(3,500,837)	N/A	N/A

N/A	N/A	N/A	N/A	1,586,649	5,713,596	N/A	N/A

4,764,395	530,253	2,757,345	918,719	16,001,811	43,489,068	280,324	(803,898)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Short Duration High Yield Fund		Westwood Global Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013(1)	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(2)
Operations:
Net Investment Income	$2,902,642	$3,306,416	$73,641	$182,878
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(57,212)	164,663	(88,883)	(21,460)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Other Assets and Liabilities Denominated in Foreign Currencies(3)	275,982	95,006	482,858	1,300,238

Net Increase in Net Assets Resulting from Operations	3,121,412	3,566,085	467,616	1,461,656

Dividends and Distributions:

Net Investment Income:
Institutional Class	(2,879,994)	(3,288,969)	(174,410)	—
Class A	(18,233)	(6,800)	—	—

Net Realized Gains:
Institutional Class	(145,545)	—	(3,079)	—
Class A	(754)	—	—	—

Total Dividends and Distributions	(3,044,526)	(3,295,769)	(177,489)	—

Capital Share Transactions:

Institutional Class:
Issued	96,803,054	76,830,402	1,650,725	12,423,398
Reinvestment of Dividends	2,557,801	2,670,339	171,222	—
Redeemed	(33,948,308)	(14,580,892)	(1,135,361)	(606,596)

Increase in Institutional Class Capital Share Transactions	65,412,547	64,919,849	686,586	11,816,802

Class A:
Issued	662,649	530,325	N/A	N/A
Reinvestment of Dividends	13,203	6,800	N/A	N/A
Redeemed	(10,356)	(790)	N/A	N/A

Increase in Class A Capital Share Transactions	665,496	536,335	N/A	N/A

Net Increase in Net Assets from Capital Share Transactions	66,078,043	65,456,184	686,586	11,816,802

Total Increase in Net Assets	66,154,929	65,726,500	976,713	13,278,458

Net Assets:
Beginning of Period	$103,500,679	$37,774,179	$13,278,458	$—

End of Period	$169,655,608	$103,500,679	$14,255,171	$13,278,458

Undistributed Net Investment Income	$16,842	$12,427	$58,291	$159,060

Shares Issued and Redeemed:

Institutional Class:
Issued	9,560,291	7,591,383	143,610	1,215,801
Reinvestment of Dividends	252,475	264,476	14,730	—
Redeemed	(3,346,402)	(1,441,754)	(98,776)	(56,864)

Total Institutional Class Transactions	6,466,364	6,414,105	59,564	1,158,937

Class A:
Issued	65,247	53,150	N/A	N/A
Reinvestment of Dividends	1,304	675	N/A	N/A
Redeemed	(1,021)	(78)	N/A	N/A

Total Class A Transactions	65,530	53,747	N/A	N/A

Net Increase in Shares Outstanding from Share Transactions	6,531,894	6,467,852	59,564	1,158,937

(1) Class A commenced operations June 28, 2013.

(2) Commenced operations December 26, 2012.

(3) The Westwood Short Duration High Yield Fund has no gains or liabilities related to foreign currency translation as the Fund invest only in U.S. Dollar denominated securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Global Dividend Fund		Westwood Emerging Markets Fund
	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(1)	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013(1)
Operations:
Net Investment Income	$93,364	$107,434	$229,538	$641,533
Net Realized Loss on Investments and Foreign Currency Transactions	(71,452)	(40,971)	(1,320,686)	(1,618,560)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	186,815	551,600	585,810	(2,277,638)

Net Increase (Decrease) in Net Assets Resulting from Operations	208,727	618,063	(505,338)	(3,254,665)

Dividends and Distributions:

Net Investment Income:
Institutional Class	(108,103)	—	(465,648)	—
Class A	—	—	(6,983)	—

Total Dividends and Distributions	(108,103)	—	(472,631)	—

Capital Share Transactions:

Institutional Class:
Issued	867,143	5,984,819	2,709,184	57,142,833
Reinvestment of Dividends	105,156	—	462,844	—
Redeemed	(479,879)	(319,854)	(3,082,690)	(5,667,860)

Increase in Institutional Class Capital Share Transactions	492,420	5,664,965	89,338	51,474,973

Class A:
Issued	N/A	N/A	182,548	1,037,584
Reinvestment of Dividends	N/A	N/A	6,419	—
Redeemed	N/A	N/A	(375,010)	(101,286)

Increase (Decrease) in Class A Capital Share Transactions	N/A	N/A	(186,043)	936,298

Net Increase (Decrease) in Net Assets from Capital Share Transactions	492,420	5,664,965	(96,705)	52,411,271

Total Increase (Decrease) in Net Assets	593,044	6,283,028	(1,074,674)	49,156,606

Net Assets:
Beginning of Period	$6,283,028	$—	$49,156,606	$—

End of Period	$6,876,072	$6,283,028	$48,081,932	$49,156,606

Undistributed Net Investment Income	$74,745	$89,484	$222,473	$465,566

Shares Issued and Redeemed:

Institutional Class:
Issued	76,852	583,870	307,510	5,809,661
Reinvestment of Dividends	9,249	—	53,385	—
Redeemed	(42,179)	(30,530)	(359,382)	(622,705)

Total Institutional Class Transactions	43,922	553,340	1,513	5,186,956

Class A:
Issued	N/A	N/A	21,037	107,484
Reinvestment of Dividends	N/A	N/A	742	—
Redeemed	N/A	N/A	(45,995)	(11,557)

Total Class A Transactions	N/A	N/A	(24,216)	95,927

Net Increase (Decrease) in Shares Outstanding	43,922	553,340	(22,703)	5,282,883

(1) Commenced operations December 26, 2012.

N/A Not Applicable

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVESTMENT INCOME (LOSS)		NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Class
2014(9)	$12.96	$0.06	^^	$0.88	$0.94	$(0.10)	$(1.53)	$—		$(1.63)	$12.27	8.11%		$178,076	0.89%		0.89%	1.05%	26	%**
2013	11.30	0.15	^^	2.58	2.73	(0.16)	(0.91)	—		(1.07)	12.96	26.45		168,345	0.91		0.91	1.23	75
2012	10.15	0.16	^^	1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97		154,231	0.96	^	0.92	1.46	40
2011	9.70	0.13	^^	0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62		215,894	1.00	^	0.91	1.26	42
2010	8.64	0.10	^^	1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24		214,416	1.00	^	0.97	1.04	57
2009	8.74	0.11	^^	(0.12)	(0.01)	(0.09)	—	—		(0.09)	8.64	(0.04	)†	125,933	1.00		1.14	1.43	89
Class A
2014(9)	$12.94	$0.05	^^	$0.88	$0.93	$(0.08)	$(1.53)	$—		$(1.61)	$12.26	7.96%		$5,725	1.14%		1.14%	0.80%	26	%**
2013	11.28	0.11	^^	2.59	2.70	(0.13)	(0.91)	—		(1.04)	12.94	26.19		5,158	1.16		1.16	0.96	75
2012	10.13	0.12	^^	1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67		4,595	1.21	^	1.17	1.15	40
2011	9.67	0.10	^^	0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37		4,352	1.25	^	1.16	1.02	42
2010	8.63	0.07	^^	1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99		5,320	1.25	^	1.22	0.73	57
2009	8.73	0.08	^^	(0.11)	(0.03)	(0.07)	—	—		(0.07)	8.63	(0.25	)†	5,251	1.25		1.35	0.95	89
Westwood SMidCap Fund
Institutional Class
2014(9)	$18.38	$0.01	^^	$0.98	$0.99	$(0.07)	$(1.87)	$—		$(1.94)	$17.43	5.98%		$541,208	0.92%		0.92%	0.17%	28	%**
2013	14.00	0.14	^^	4.46	4.60	(0.22)	—	—		(0.22)	18.38	33.32		484,606	0.96		0.96	0.87	59
2012	14.64	0.14	^^	1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57		385,944	0.95		0.95	1.05	37
2011	13.90	0.05	^^	0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64		403,979	0.96		0.96	0.34	62
2010	11.28	0.06	^^	2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72		343,751	0.99		0.99	0.47	48
2009	9.41	0.08	^^	1.85	1.93	(0.06)	—	—		(0.06)	11.28	20.65		168,700	1.24	^	1.24	0.81	54
Westwood SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2014(9)	$13.07	$0.01	^^	$1.07	$1.08	$(0.05)	$(0.52)	$—		$(0.57)	$13.58	8.58	†%	$101,151	0.99	^%	1.00%	0.16%	23	%**
2013	9.81	0.06	^^	3.26	3.32	(0.06)	—	—		(0.06)	13.07	34.05	†	35,076	1.00		1.16	0.49	55
2012	8.98	0.05	^^	0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01		21,131	1.00		1.46	0.58	34
2011	10.00	0.02	^^	(1.04)	(1.02)	—	—	—		—	8.98	10.20	†	10,874	1.00	*	2.35 *	0.37 *	31	**
Westwood SmallCap Value Fund
Institutional Class
2014(9)	$14.12	$0.01	^^	$0.63	$0.64	$(0.02)	$(1.09)	$—		$(1.11)	$13.65	4.82	%†	$94,201	1.10%		1.12%	(0.13)%	30	%**
2013	10.21	0.05	^^	4.33	4.38	(0.07)	(0.40)	—		(0.47)	14.12	45.00	†	58,497	1.14		1.21	0.39	72
2012	9.24	0.04	^^	1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21	†	32,895	1.25		1.33	0.38	68
2011	8.56	—	(1)^^	0.68	0.68	—	—	—		—	9.24	7.94	†	32,664	1.25		1.28	(0.01)	103
2010	7.11	(0.02	)^^	1.47	1.45	—	—	—	(1)	—	8.56	20.42	†	30,490	1.25		1.35	(0.28)	67
2009	7.00	0.01	^^	0.13	0.14	(0.03)	—	—	(1)	(0.03)	7.11	1.99	†	20,361	1.25		1.63	0.08	82
Westwood Income Opportunity Fund
Institutional Class
2014(9)	$13.62	$0.13	^^	$0.73	$0.86	$(0.08)	$(0.02)	$—		$(0.10)	$14.38	6.38%		$1,689,067	0.84%		0.84%	1.89%	9	%**
2013	12.33	0.27	^^	1.23	1.50	(0.21)	—	—		(0.21)	13.62	12.27		1,404,119	0.86	^	0.86	2.07	24
2012	11.41	0.32	^^	0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46		805,218	0.90	^	0.87	2.63	24
2011	11.08	0.33	^^	0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35		448,112	0.90	^	0.89	2.93	26
2010	9.73	0.32	^^	1.39	1.71	(0.36)	—	—		(0.36)	11.08	17.89	†	202,142	0.90		0.96	3.18	34
2009	9.32	0.30	^^	0.38	0.68	(0.27)	—	—		(0.27)	9.73	7.50	†	124,856	1.00		1.11	3.22	91
Class A
2014(9)	$13.61	$0.11	^^	$0.72	$0.83	$(0.06)	$(0.02)	$—		$(0.08)	$14.36	6.18%		$176,732	1.09%		1.09%	1.64%	9	%**
2013	12.32	0.23	^^	1.24	1.47	(0.18)	—	—		(0.18)	13.61	12.02		145,866	1.11	^	1.11	1.77	24
2012	11.40	0.28	^^	0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22		61,662	1.15	^	1.12	2.37	24
2011	11.07	0.30	^^	0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13		25,262	1.15	^	1.14	2.66	26
2010	9.73	0.27	^^	1.41	1.68	(0.34)	—	—		(0.34)	11.07	17.55	†	6,856	1.15		1.20	2.59	34
2009	9.32	0.27	^^	0.39	0.66	(0.25)	—	—		(0.25)	9.73	7.23	†	543	1.25		1.38	2.88	91
Westwood Dividend Growth Fund‡
Institutional Class
2014(9)	$12.57	$0.06	^^	$0.71	$0.77	$(0.14)	$(1.36)	$—		$(1.50)	$11.84	6.72%		$82,044	0.91%		0.91%	1.09%	31	%**
2013	11.00	0.19	^^	2.40	2.59	(0.24)	(0.78)	—		(1.02)	12.57	25.94		83,571	0.93		0.93	1.64	70
2012	11.02	0.21	^^	0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41		81,929	0.97	^	0.96	1.97	95
2011(2)	11.39	0.05	^^	(0.42)	(0.37)	—	—	—		—	11.02	(3.25	)†	71,594	1.00	*	1.04 *	1.24 *	24	**
2011(3)	9.33	0.13	^^	2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92	†	72,293	1.02		1.03	1.19	66
2010(3)	8.14	0.08		1.16	1.24	(0.05)	—	—		(0.05)	9.33	15.14		52,132	1.10		1.07	0.89	50
2009(3)	10.30	0.04		(2.11)	(2.07)	(0.02)	(0.07)	—		(0.09)	8.14	(19.95	)†	41,589	1.15		1.19	0.65	100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVESTMENT INCOME (LOSS)	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS†		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Short Duration High Yield Fund
Institutional Class (commenced operations on December 28, 2011)
2014(9)	$10.13	$0.21	$0.01	$0.22	$(0.21)	$(0.01)	$—	$(0.22)	$10.13	2.23	%†	$168,448	0.90%		0.94%		4.21%		21	%**
2013	10.08	0.49	0.04	0.53	(0.48)	—	—	(0.48)	10.13	5.40	†	102,957	0.90		1.06		4.86		49
2012(4)	10.00	0.46	0.02	0.48	(0.40)	—	—	(0.40)	10.08	4.91	†	37,774	0.90	*	1.44	*	5.40	*	52	**
Class A (commenced operations on June 28, 2013)
2014(9)	$10.12	$0.20	$0.01	$0.21	$(0.20)	$(0.01)	$—	$(0.21)	$10.12	2.12	%†	$1,208	1.15%		1.19%		3.95	%*	21	%**
2013(5)	9.94	0.15	0.18	0.33	(0.15)	—	—	(0.15)	10.12	3.32	†	544	1.15	*	1.32	*	4.41	*	49	(8)
Westwood Global Equity Fund
Institutional Class (commenced operations on December 26, 2012)
2014(9)	$11.46	$0.06	$0.33	$0.39	$(0.15)	$— (1)	$—	$(0.15)	$11.70	3.44	%†	$14,255	1.00%		2.06%		1.09%		21	%**
2013(6)	10.00	0.18	1.28	1.46	—	—	—	—	11.46	14.60	†	13,278	1.00	*	2.75	*	1.98	*	27	**
Westwood Global Dividend Fund
Institutional Class (commenced operations on December 26, 2012)
2014(9)	$11.35	$0.16	$0.19	$0.35	$(0.19)	$—	$—	$(0.19)	$11.51	3.07	%†	$6,876	1.00%		2.85%		2.80%		22	%**
2013(6)	10.00	0.24	1.11	1.35	—	—	—	—	11.35	13.50	†	6,283	1.00	*	4.45	*	2.73	*	36	**
Westwood Emerging Markets Fund
Institutional Class (commenced operations on December 26, 2012)
2014(9)	$9.31	$0.04	$(0.12)	$(0.08)	$(0.09)	$—	$—	$(0.09)	$9.14	(0.83	)%†	$47,428	1.20%		1.89%		1.01%		13	%**
2013(6)	10.00	0.15	(0.84)	(0.69)	—	—	—	—	9.31	(6.90	)†	48,266	1.20	*	2.08	*	1.87	*	43	**
Class A (commenced operations on December 26, 2012)
2014(9)	$9.28	$0.02	$(0.11)	$(0.09)	$(0.07)	$—	$—	$(0.07)	$9.12	(0.91	)%†	$654	1.45%		2.13%		0.52%		13	%**
2013(6)	10.00	0.11	(0.83)	(0.72)	—	—	—	—	9.28	(7.20	)†	890	1.45	*	2.82	*	1.45	*	43	**

Amounts designated as “—” are $0

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund. The fund changed its fiscal year end from June 30 to October 31 in 2011.

* Annualized.

** Not annualized.

(1)	Amount less than $0.01 per share.
(2)	For the period from July 1, 2011 through October 31, 2011.
(3)	For the fiscal year ended June 30.
(4)	For the period from December 28, 2011 through October 31, 2012.
(5)	For the period from June 28, 2013 through October 31, 2013.
(6)	For the period from December 26, 2012 through October 31, 2013.
(7)	Year ended October 31, unless otherwise indicated.
(8)	Portfolio Turnover is for the Fund for the year.
(9)	For the six month period ended April 30, 2014. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 50 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund (the “Funds”). The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund ( the “Predecessor Fund”) which reorganized through an acquisition of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial highlights. The Westwood Short Duration High Yield Fund Institutional class commenced operations on December 28, 2011; and Class A commenced operations on June 28, 2013. The Westwood Global Equity Fund, Westwood Global Dividend Fund, and the Westwood Emerging Markets Fund, commenced operations on December 26, 2012. Each of the Westwood Funds is classified as a “diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Emerging Markets Fund, and Westwood Global Equity Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective January 7, 2011, the Westwood SMidCap Fund is closed to new investors. Existing shareholders of the Westwood SMidCap Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Participatory Notes (“p-notes”) are valued daily at the mean price provided by the p-note’s counterparty.

All investment companies held in the Fund’s portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held. As of April 30, 2014, there were no securities valued in accordance with fair value procedures.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2014, there have been no significant changes to the Funds’ fair valuation methodologies.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Federal Income Taxes — It is each Fund’s intention to qualify or to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on- going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2014, the Funds did not have any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. As of April 30, 2014 there were no Forward Foreign Currency Exchange Contracts held by the Funds.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participatory Notes — The Funds may invest in participatory notes, commonly known as p-notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund distributes substantially all of its net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Westwood LargeCap Value Fund, Westwood SmidCap Fund, Westwood SmidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund and Westwood Short Duration High Yield Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.04% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class.

The Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.10% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.05% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $115,000 for each fund plus $15,000 per each additional class.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood LargeCap Value, Westwood Income Opportunity, Westwood Short Duration High Yield and Westwood Emerging Markets Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares.

The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended April 30, 2014, the Westwood SMidCap Fund, the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund incurred $197,693, $24,555 and $34,379, respectively, of shareholder servicing fees or an effective rate of 0.04%, 0.03% and 0.05%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the period ended April 30, 2014, the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund Westwood, Westwood Global Dividend Fund and Emerging Markets Fund, earned credits of $59, $10, $3, $1, $672, $10, $141, $1, $1, and $5 respectively.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation” and the ”Class A Expense Limitation”). The contractual waivers are in place through February 28, 2016.

Fund	Advisory Fee	Institutional Class Expense Limitation	Class A Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%	1.25%
Westwood SmidCap Fund	0.75%	1.25%	N/A
Westwood SMidCap Plus Fund	0.75%	1.00%	N/A
Westwood SmallCap Value Fund	0.85%	1.10%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Dividend Growth Fund	0.75%	1.00%	N/A
Westwood Short Duration High Yield Fund	0.75%	0.90%	1.15%
Westwood Global Equity Fund	0.80%	1.00%	N/A
Westwood Global Dividend Fund	0.80%	1.00%	N/A
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%

As of December 28, 2011, the Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For the period ended April 30, 2014, the Adviser recaptured previously waived fees of $633 for the Westwood SmidCap Plus Fund. At April 30, 2014, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund	Westwood Short Duration High Yield Fund	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
04/30/11-04/30/12	2015	$122,639	$22,193	$34,638	$—	$—	$—
04/30/12-04/30/13	2016	50,573	21,069	138,757	73,539	60,496	103,021
04/30/13-04/30/14	2017	19,882	27,825	89,553	159,924	137,207	361,587

		$193,094	$71,087	$262,948	$233,463	$197,703	$464,608

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended April 30, 2014, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$45,764,257	$51,735,949	$—	$—
Westwood SMidCap Fund	198,729,436	143,452,842	—	—
Westwood SMidCap Plus Fund	68,879,996	14,889,957	—	—
Westwood SmallCap Value Fund	54,556,811	20,281,844	—	—
Westwood Income Opportunity Fund	166,687,071	89,434,640	3,953,488	25,737,044
Westwood Dividend Growth Fund	25,592,528	32,465,448	—	—
Westwood Short Duration High Yield Fund	94,844,405	25,594,506	—	—
Westwood Global Equity Fund	3,359,443	2,829,549	—	—
Westwood Global Dividend Fund	1,994,334	1,427,159	—	—
Westwood Emerging Markets Fund	6,653,726	6,188,782	—	—

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2013	$2,162,023	$12,108,630	$—	$14,270,653
2012	3,099,560	—	—	3,099,560
Westwood SMidCap Fund
2013	5,877,499	—	—	5,877,499
2012	24,522,135	25,164,427	—	49,686,562
Westwood SMidCap Plus Fund
2013	130,768	—	—	130,768
2012	103,368	—	—	103,368
Westwood SmallCap Value Fund
2013	763,152	786,502	—	1,549,654
2012	52,930	1,425,319	—	1,478,249
Westwood Income Opportunity Fund
2013	15,737,894	2,262,110	—	18,000,004
2012	14,689,062	—	—	14,689,062

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Dividend Growth Fund
2013	$1,923,341	$5,187,796	$—	$7,111,137
2012	1,332,043	6,332,563	—	7,664,606
Westwood Short Duration High Yield Fund
2013	3,295,769	—	—	3,295,769
2012	1,264,984	—	—	1,264,984

As of October 31, 2013, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
Westwood LargeCap Value Fund	$3,440,238	$18,164,404	$—	$41,420,051	$(8)	$63,024,685
Westwood SMidCap Fund	4,500,854	46,270,570	—	112,085,441	(4)	162,856,861
Westwood SMidCap Plus Fund	128,023	1,330,919	—	7,073,578	2	8,532,522
Westwood SmallCap Value Fund	2,898,170	1,927,229	—	14,274,980	—	19,100,379
Westwood Income Opportunity Fund	—	2,819,486	—	166,534,277	(50,948)	169,302,815
Westwood Dividend Growth Fund	4,520,548	4,773,338	—	13,365,055	(10)	22,658,931
Westwood Short Duration High Yield Fund	48,921	108,587	—	246,227	(1)	403,734
Westwood Global Equity Fund	162,108	—	—	1,299,548	—	1,461,656
Westwood Global Dividend Fund	100,749	—	(27,679)	544,996	(3)	618,063
Westwood Emerging Markets Fund	465,565	—	(949,923)	(2,770,308)	1	(3,254,665)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood Global Dividend Fund	$(27,679)	$—	$(27,679)
Westwood Emerging Markets Fund	(949,923)	—	(949,923)

During the year ended October 31, 2013, the Westwood Income Opportunity Fund utilized $4,961,608 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at April 30, 2014, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$138,480,430	$46,055,690	$(789,286)	$45,266,404
Westwood SMidCap Fund	422,967,725	122,489,276	(4,801,862)	117,687,414
Westwood SMidCap Plus Fund	89,811,596	12,357,067	(1,233,393)	11,123,674
Westwood SmallCap Value Fund	81,735,041	14,809,917	(2,263,649)	12,546,268
Westwood Income Opportunity Fund	1,614,381,109	247,547,707	(9,739,689)	237,808,018
Westwood Dividend Growth Fund	69,178,344	13,490,087	(653,892)	12,836,195
Westwood Short Duration High Yield Fund	164,421,131	1,178,950	(656,537)	522,413
Westwood Global Equity Fund	12,435,633	2,144,729	(362,271)	1,782,458
Westwood Global Dividend Fund	6,178,157	927,111	(189,020)	738,091
Westwood Emerging Markets Fund	49,803,634	3,235,456	(4,927,368)	(1,691,912)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

8. Risks:

The Westwood Short Duration High Yield Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At April 30, 2014, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

9. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Other:

At April 30, 2014, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Class	3	56%
Westwood LargeCap Value Fund, Class A	2	94%
Westwood SMidCap Fund, Institutional Class	4	77%
Westwood SMidCap Plus Fund, Institutional Class	3	47%
Westwood SmallCap Value Fund, Institutional Class	2	63%
Westwood Income Opportunity Fund, Institutional Class	2	59%
Westwood Income Opportunity Fund, Class A	1	42%
Westwood Dividend Growth Fund, Institutional Class	1	66%
Westwood Short Duration High Yield Fund, Institutional Class	3	67%
Westwood Short Duration High Yield Fund, Class A	3	84%
Westwood Global Equity Fund, Institutional Class	2	89%
Westwood Global Dividend Fund, Institutional Class	2	96%
Westwood Emerging Markets Fund, Institutional Class	3	90%
Westwood Emerging Markets Fund, Class A	2	71%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

11. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has in a $16.3 million uncommitted, senior secured line of credit which has a maturity date of February 17, 2015. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the period ended April 30, 2014, there were no borrowings outstanding.

12. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,081.10	0.89%	$4.59
Westwood LargeCap Value Fund, Class A	1,000.00	1,079.60	1.14	5.88
Westwood SMidCap Fund, Institutional Class	1,000.00	1,059.80	0.92	4.70
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,085.80	0.99	5.12
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,048.20	1.10	5.59
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,063.80	0.84	4.30
Westwood Income Opportunity Fund, Class A	1,000.00	1,061.80	1.09	5.57
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,067.20	0.91	4.66
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	1,022.30	0.90	4.51
Westwood Short Duration High Yield Fund, Class A	1,000.00	1,021.20	1.15	5.76
Westwood Global Equity Fund, Institutional Class	1,000.00	1,034.40	1.00	5.04
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,030.70	1.00	5.04
Westwood Emerging Markets Fund, Institutional Class	1,000.00	991.70	1.20	5.93
Westwood Emerging Markets Fund, Class A	1,000.00	990.90	1.45	7.16

Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,020.38	0.89%	$4.46
Westwood LargeCap Value Fund, Class A	1,000.00	1,019.09	1.14	5.71
Westwood SMidCap Fund, Institutional Class	1,000.00	1,020.23	0.92	4.61
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,019.89	0.99	4.96
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,019.34	1.10	5.51
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,020.63	0.84	4.21
Westwood Income Opportunity Fund, Class A	1,000.00	1,019.39	1.09	5.46
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,020.28	0.91	4.56
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	1,020.33	0.90	4.51
Westwood Short Duration High Yield Fund, Class A	1,000.00	1,019.09	1.15	5.76
Westwood Global Equity Fund, Institutional Class	1,000.00	1,019.84	1.00	5.01
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,019.84	1.00	5.01
Westwood Emerging Markets Fund, Institutional Class	1,000.00	1,018.84	1.20	6.01
Westwood Emerging Markets Fund, Class A	1,000.00	1,017.60	1.45	7.25

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-SA-001-0900

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

By (Signature and Title)	/s/ James F. Volk
James F. Volk Treasurer, Controller & CFO

Date: July 7, 2014